UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis:
Davis Opportunity Fund	3
Davis Government Bond Fund	4
Davis Financial Fund	4
Davis Appreciation & Income Fund	5
Davis Real Estate Fund	6

Fund Performance and Supplementary Information:
Davis Opportunity Fund	11
Davis Government Bond Fund	18
Davis Government Money Market Fund	23
Davis Financial Fund	24
Davis Appreciation & Income Fund	30
Davis Real Estate Fund	37

Schedule of Investments:
Davis Opportunity Fund	44
Davis Government Bond Fund	49
Davis Government Money Market Fund	51
Davis Financial Fund	54
Davis Appreciation & Income Fund	56
Davis Real Estate Fund	60

Statements of Assets and Liabilities	63

Statements of Operations	65

Statements of Changes in Net Assets	66

Notes to Financial Statements	68

Financial Highlights	85

Report of Independent Registered Public Accounting Firm	93

Income Tax Information	94

Fund Information	95

Directors and Officers	96

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually. In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis

President

February 2, 2007

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis

Market Environment

During the year ended December 31, 2006, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 15.79%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 2.0% and 5.6% over the four calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year just below 4.6%.

Davis Opportunity Fund

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 17.59% for the year ended December 31 20062, compared to its benchmark, the Russell 3000® Index1, which returned 15.72%. In late 2005, the Board of Directors approved a change in benchmarks from the Dow Jones Wilshire 5000 Index1 , which returned 15.88%. Experience has demonstrated that Davis Opportunity Fund does not often invest in companies with small market capitalization. Thus, the Board determined that the Russell 3000® Index more closely approximates the companies which the Fund invests in.

Consumer discretionary companies were the most important contributors3 to performance and the Fund had more invested in consumer discretionary companies than in any other single sector. The Fund benefited from its substantial investment in this sector, as the consumer discretionary sector out-performed the overall Russell 3000® Index. Garmin4, Hunter Douglas, Harley-Davidson, and DIRECTV were among the top contributors to performance. Advance Auto Parts, Apollo Group, Lear, Blount International, ServiceMaster, and Mohawk Industries were among the top detractors from performance. The Fund no longer owns Lear, ServiceMaster, and DIRECTV.

Diversified financial and insurance companies also made important contributions to performance. The Fund holds significant investments in these companies and the diversified financial sector out-performed the Russell 3000® Index while the insurance sector under-performed the Russell 3000® Index. Two diversified financial companies, First Marblehead and Pargesa, and one insurance company, Markel, were among the top contributors to performance. One insurance company, Brown & Brown, was among the top detractors from performance. The Fund no longer owns First Marblehead.

The Fund had significant holdings in information technology companies and overall this sector under-performed the Russell 3000® Index. Microsoft was among the top contributors and Convera and Texas Instruments were among the top detractors from performance.

Level 3 Communications, a telecommunication services company, contributed to performance while Sprint Nextel, also a telecommunication services company, detracted from Fund performance during the year.

The Fund had approximately 20% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Fund out-performed the Russell 3000® Index over the year.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Government Bond Fund

Performance Overview

Davis Government Bond Fund’s Class A shares delivered a total return on net asset value of 3.73% for the year ended December 31, 20062, compared with a return of 4.11% for the Citigroup U.S. Treasury/Agency 1-3 Year Index1. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities with a weighted average maturity of three years or less.

The Fund maintained a slightly shorter weighted average maturity than the Index over the year and this benefited performance in a rising rate environment. The Fund also benefited by investing in securities offering a higher current yield.

Davis Financial Fund

Performance Overview

Davis Financial Fund’s Class A shares earned 18.74% on net asset value for the year ended December 31, 20062, compared with its benchmark the Standard & Poor’s 500® Index1, which returned 15.79%.

Financial service companies as a whole turned in a stronger performance than the S&P 500® Index. The specific financial service companies, which the Fund owned, out-performed the majority of financial service companies in the Index. The Fund’s non-financial holdings overall also made positive contributions3 to performance.

Diversified financial companies were the most important contributors to the Fund’s performance over the year. The Fund holds a significant investment in these companies and this sector out-performed the Index. First Marblehead4, American Express, JPMorgan Chase, Ameriprise Financial, and Moody’s were among the top contributors to performance.

Insurance companies were also important contributors to the Fund’s performance over the year. This sector represented the Fund’s largest investment over the year and it out-performed the insurance companies within the Index. Loews, China Life, and Markel were among the top contributors to performance. Progressive, Transatlantic Holdings, and Everest Re Group were among the top detractors from performance.

Overall, banking companies made important contributions to the Fund’s performance over the year. Golden West Financial was among the top contributors to performance. Golden West Financial was acquired by Wachovia in October 2006.

The Fund makes investments in non-financial companies. D&B Corp., a commercial service company, was among the top contributors to performance. H&R Block, a consumer services company, was among the top detractors from performance.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Appreciation & Income Fund

Performance Overview

Davis Appreciation & Income Fund’s Class A shares earned 15.19% on net asset value for the year ended December 31, 20062, compared with its benchmark the Standard & Poor’s 500® Index1, which returned 15.79%.

The Fund’s investment strategy is to attempt to use stocks, bonds, convertible securities, and cash to structure a portfolio which will participate in at least 80% of the increase in the S&P 500® Index during market increases and not decline by more than 50% of the decrease in the Index during market declines. The Fund’s investment strategy was successful as it participated in over 95% of the S&P 500® Index’s increase over the year. There can be no assurance that the Fund will actually perform in line with our strategy because there can be no assurance that the securities the Fund purchases will increase in value when the Index increases in value, or that the investments will provide downside protection when the Index declines in value.

The Fund’s common stock holdings performed well, and were the primary contributors3 to performance. Stock holdings making the most important contributions to performance included two real estate companies, SL Green Realty4 and General Growth Properties, three consumer discretionary companies, J.C. Penney, Kohl’s, and AutoZone, and Tyson Foods, a consumer staples company.

The Fund’s convertible preferred stock holdings also out-performed the S&P 500® Index, but not by as large of a margin as the Fund’s common stocks. Convertible preferred securities contributing to performance included Continental Airlines, a transportation company, and AES Trust, a utilities company.

The Fund’s convertible bond holdings under-performed the S&P 500® Index in the rising market. Convertible bonds contributing to performance included Vornado Realty, a real estate company, and Quanta Services, an industrial company. Convertible bonds detracting from performance included WCI Communities, a consumer discretionary company, and American Express, a diversified financial company. The Fund no longer owns American Express.

The Fund continues to hold a cash position while working to identify attractive long-term investment opportunities.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Real Estate Fund

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 34.58% for the year ended December 31, 20062, compared with a return of 35.88% for the Dow Jones Wilshire Real Estate Securities Index1 (“WRESI Index”). Real Estate companies as a whole did well, as reflected by the fact that the WRESI Index out-performed the Standard & Poor’s 500® Index1 by a significant margin.

Office REITs contributed3 the most to the Fund’s performance over the year. The Fund had more invested in office REITs than in any other sector, and the Fund’s office REIT holdings out-performed the WRESI Index. SL Green Realty4, Boston Properties, Corporate Office Properties, and Alexandria Real Estate Equities were among the top contributors to the Fund’s performance.

Real estate management & development companies also made important contributions to performance. The Fund had a significant investment in this sector, and it out-performed the WRESI Index. Forest City was among the top contributors to performance. St. Joe was among the top detractors from performance.

Retail REITs also made important contributions to performance. The Fund made a large investment in this sector, unfortunately the Fund’s retail REIT holdings under-performed the WRESI Index. Developers Diversified and Kimco Realty were among the top contributors to performance. Mills Corp. was among the top detractors from performance. The Fund no longer owns Mills Corp.

Other individual companies contributing to performance included ProLogis, an industrial REIT, and two diversified REITs, Vornado Realty and Cousins Properties. Other individual companies detracting from performance included Alexander & Baldwin, a transportation company, and DCT Industrial, an industrial REIT.

The Fund maintained a cash position over the year, and this hampered relative performance during the strong market for real estate companies.

The Fund had approximately 7% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Fund out-performed the WRESI Index.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Opportunity Fund are: (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. The primary risk of an investment in Davis Government Bond Fund is interest rate risk, consisting of: (1) price volatility risk, (2) extension and prepayment risk, and (3) credit risk. See the prospectus for a full description of each risk.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Financial Fund are: (1) market risk, (2) company risk, (3) concentrated financial services portfolio risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Appreciation & Income Fund are: equity risks, including (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk; and debt risks, including (1) interest rate sensitivity, (2) changes in debt rating, and (3) credit risk, including debt rated less than investment grade. See the prospectus for a full description of each risk.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Real Estate Fund are: (1) market risk, (2) company risk, (3) concentrated real estate portfolio risk, (4) focused portfolio risk, (5) small and medium capitalization risk, (6) foreign country risk, (7) headline risk, and (8) selection risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

[1]	The definitions of indices quoted in this report appear below. Investments cannot be made directly in the indices.

I.     The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II.   The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

III.   The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

IV.  The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government Securities’ performance.

V.    The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

2     Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The following tables list the average annual total returns for the periods ended December 31, 2006:

(without a 4.75% sales charge taken into consideration)
FUND NAME	1-YEAR	5-YEAR	10-YEAR	INCEPTION
Davis Opportunity – A*	17.59%	11.95%	11.96%	14.69% - 12/01/94
Davis Government Bond – A	3.73%	2.68%	3.96%	4.53% - 12/01/94
Davis Financial – A	18.74%	9.78%	12.10%	16.61% - 05/01/91
Davis Appreciation & Income – A	15.19%	11.67%	8.54%	10.96% - 05/01/92
Davis Real Estate – A	34.58%	24.10%	14.34%	15.72% - 01/03/94

(with a 4.75% sales charge taken into consideration)
FUND NAME	1-YEAR	5-YEAR	10-YEAR	INCEPTION
Davis Opportunity – A*	12.01%	10.86%	11.42%	14.23% - 12/01/94
Davis Government Bond – A	(1.12)%	1.70%	3.45%	4.11% - 12/01/94
Davis Financial – A	13.11%	8.72%	11.55%	16.25% - 05/01/91
Davis Appreciation & Income – A	9.73%	10.58%	8.01%	10.59% - 05/01/92
Davis Real Estate – A	28.18%	22.90%	13.79%	15.29% - 01/03/94

BENCHMARK INDEX	1-YEAR	5-YEAR	10-YEAR	FUND INCEPTION
Russell 3000® Index	15.72%	7.17%	8.64%	11.87% - 12/01/94
Dow Jones Wilshire 5000 Index	15.88%	7.65%	8.67%	11.89% - 12/01/94
Citigroup U.S. Treasury/Agency
1-3 Year Index	4.11%	2.98%	4.80%	5.29% - 12/01/94
Standard & Poor’s 500® Index	15.79%	6.19%	8.42%	10.96% - 05/01/91
				10.90% - 05/01/92
Dow Jones Wilshire Real Estate
Securities Index	35.88%	24.07%	15.05%	15.39% - 01/03/94

Fund performance changes over time and current performance may be higher or lower than stated. Returns for other classes of shares will vary from the above returns. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

*      In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

3         A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4      This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists each Fund’s holdings of each company discussed.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS OPPORTUNITY FUND

At December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)
			Fund	Russell 3000®
Common Stock	92.31%	Insurance	14.02%	4.21%
Convertible Bonds	0.94%	Retailing	12.61%	3.75%
Short Term Investments	7.10%	Technology	11.09%	15.32%
Other Assets & Liabilities	(0.35)%	Consumer Durables & Apparel	8.07%	1.53%
	100.00%	Diversified Financials	7.79%	9.38%
		Health Care	7.14%	12.15%
		Media	6.71%	3.75%
		Capital Goods	5.75%	8.08%
		Banks	5.18%	6.09%
		Telecommunication Services	5.02%	3.35%
		Other	4.57%	15.60%
		Food, Beverage & Tobacco	3.77%	4.20%
		Energy	3.34%	8.62%
		Automobiles & Components	2.55%	0.61%
		Materials	2.39%	3.36%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Garmin Ltd.	Consumer Durables & Apparel	3.49%
Markel Corp.	Property & Casualty Insurance	3.39%
E*TRADE Financial Corp.	Capital Markets	3.11%
Netflix Inc.	Retailing	2.93%
Hunter Douglas NV	Consumer Durables & Apparel	2.68%
Lagardere S.C.A.	Media	2.65%
Harley-Davidson, Inc.	Automobiles & Components	2.38%
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	2.26%
Molex Inc., Class A	Technology Hardware & Equipment	2.25%
Ambac Financial Group, Inc.	Property & Casualty Insurance	2.17%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS OPPORTUNITY FUND

January 1, 2006 through December 31, 2006

New Positions Added (01/01/06 - 12/31/06)

(Highlighted positions are those greater than 1.00% of 12/31/06 total net assets)

			% of 12/31/06
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
American Tower Corp., Class A	Telecommunication Services	06/13/06	0.69%
Anglo Irish Bank Corp. PLC	Commercial Banks	01/19/06	1.50%
Apollo Group, Inc., Class A	Consumer Services	01/17/06	1.10%
Bed Bath & Beyond Inc.	Retailing	09/11/06	0.71%
CarMax, Inc.	Retailing	12/04/06	0.55%
Convera Corp., Class A	Software & Services	02/24/06	0.47%
DIRECTV Group, Inc.	Media	04/12/06	–
First Data Corp.	Software & Services	09/21/06	0.27%
Fiserv, Inc.	Software & Services	03/01/06	1.39%
Lowe’s Cos, Inc.	Retailing	09/11/06	0.95%
MBIA Inc.	Property & Casualty Insurance	08/17/06	1.02%
Microsoft Corp.	Software & Services	05/30/06	2.16%
Netflix Inc.	Retailing	02/02/06	2.93%
Nymex Holdings Inc.	Diversified Financial Services	11/16/06	0.12%
Omnicare, Inc.	Health Care Equipment & Services	12/21/06	1.95%
RadioShack Corp.	Retailing	07/07/06	0.07%
RenaissanceRe Holdings Ltd.	Reinsurance	09/28/06	0.47%
Sears Holdings Corp.	Retailing	03/16/06	1.65%
Sprint Nextel Corp.	Telecommunication Services	05/18/06	1.79%
Target Corp.	Retailing	09/11/06	0.46%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	10/11/06	1.08%
Toll Brothers, Inc.	Consumer Durables & Apparel	06/15/06	0.43%
UnitedHealth Group Inc.	Health Care Equipment & Services	11/27/06	0.44%
Yum! Brands, Inc.	Consumer Services	12/13/06	1.08%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS OPPORTUNITY FUND

January 1, 2006 through December 31, 2006

Positions Closed (01/01/06 - 12/31/06)

(Gains and losses greater than $4,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
99 Cents Only Stores	Retailing	06/15/06	$(3,366,946)
AmerisourceBergen Corp.	Health Care Equipment & Services	02/02/06	3,055,956
Autoliv, Inc.	Automobiles & Components	06/29/06	1,873,474
AutoNation, Inc.	Retailing	08/04/06	7,499,679
Cincinnati Financial Corp.	Property & Casualty Insurance	12/08/06	818,824
DIRECTV Group, Inc.	Media	12/26/06	5,967,430
EchoStar Communications Corp., Class A	Media	04/18/06	390,158
First Marblehead Corp.	Consumer Finance	11/28/06	12,128,309
Golden West Financial Corp.	Thrift & Mortgage Finance	10/02/06	4,581,285
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	06/02/06	10,465,662
Groupe Bruxelles Lambert S.A
STRIP VVPR	Diversified Financial Services	07/10/06	125
Hughes Supply, Inc.	Capital Goods	01/04/06	4,828,843
Huntsman Corp.	Materials	01/20/06	(1,399,874)
Lear Corp.	Automobiles & Components	03/09/06	(5,909,711)
Lexmark International, Inc., Class A	Technology Hardware & Equipment	10/12/06	4,320,357
Lincare Holdings Inc.	Health Care Equipment & Services	07/26/06	1,253,881
Reynolds & Reynolds Co., Class A	Software & Services	03/10/06	436,772
Robbins & Myers, Inc.	Capital Goods	04/18/06	(1,244,178)
Sempra Energy	Utilities	08/07/06	5,716,580
ServiceMaster Co.	Consumer Services	06/22/06	(3,332,916)
Telewest Global, Inc.	Telecommunication Services	03/06/06	129,775

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	12.01%	Actual	$1,000.00	$1,109.19	$5.79
Five-Year	10.86%	Hypothetical (5% return
Ten-Year	11.42%	before expenses)	$1,000.00	$1,019.71	$5.55

*Expenses are equal to the Class’s annualized expense ratio (1.09%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Opportunity Fund (“DOF-A”) on December 31, 1996 and paid a 4.75% sales charge. As the chart shows, by December 31, 2006, the value of your investment would have grown to $29,485 - a 194.85% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000® Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000® Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
deferred contingent sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	12.60%	Actual	$1,000.00	$1,104.23	$9.92
Five-Year	10.80%	Hypothetical (5% return
Ten-Year	11.35%	before expenses)	$1,000.00	$1,015.78	$9.50

*Expenses are equal to the Class’s annualized expense ratio (1.87%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Opportunity Fund (“DOF-B”) on December 31, 1996 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2006, the value of your investment would have grown to $29,310 - a 193.10% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000® Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000® Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	15.70%	Actual	$1,000.00	$1,104.78	$9.71
Five-Year	11.08%	Hypothetical (5% return
Life of Class (August 15, 1997 through December 31, 2006)	8.35%	before expenses)	$1,000.00	$1,015.98	$9.30

*Expenses are equal to the Class’s annualized expense ratio (1.83%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Opportunity Fund (“DOF-C”) on August 15, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $21,223 - a 112.23% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000® Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000® Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	17.91%	Actual	$1,000.00	$1,110.98	$4.26
Five-Year	12.32%	Hypothetical (5% return
Life of Class (September 18, 1997 through December 31, 2006)	8.94%	before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Class’s annualized expense ratio (0.80%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Opportunity Fund (“DOF-Y”) on September 18, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $22,156 - a 121.56% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000® Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000® Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS GOVERNMENT BOND FUND

At December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Fixed Income)

Fixed Income	97.00%	Government Agency Notes	40.50%
Short Term Investments	2.73%	Freddie Mac Mortgage Pools	29.79%
Other Assets & Liabilities	0.27%	Fannie Mae Mortgage Pools	23.21%
	100.00%	Collateralized Mortgage
		Obligations	4.57%
		Ginnie Mae Mortgage Pools	1.93%
			100.00%

Top 10 Holdings

		% of Fund’s
Security	Sector	Net Assets
Fannie Mae, 6.00%, 09/01/17 Pool No. 665776	Fannie Mae Pools	11.21%
Fannie Mae, 7.125%, 03/15/07	Government Agency Notes	9.68%
Freddie Mac, 4.00%, 03/01/08 Pool No. M90802	Freddie Mac Pools	7.79%
Fannie Mae, 5.40%, 04/13/09	Government Agency Notes	6.82%
Federal Home Loan Bank, 0.12625%, 07/17/08	Government Agency Notes	6.30%
Freddie Mac, 4.50%, 03/01/08 Pool No. M90803	Freddie Mac Pools	5.77%
Fannie Mae, 6.00%, 05/15/08	Government Agency Notes	4.60%
Fannie Mae, 5.50%, 05/25/14	Collateralized Mortgage Obligations	4.43%
Federal Home Loan Bank, 3.875%, 09/14/07	Government Agency Notes	4.28%
Freddie Mac, 4.733%, 04/01/35 Pool No. 782528	Freddie Mac Pools	4.25%

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	(1.12)%	Actual	$1,000.00	$1,026.91	$5.36
Five-Year	1.70%	Hypothetical (5% return
Ten-Year	3.45%	before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Class’s annualized expense ratio (1.05%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund (“DGBF-A”) on December 31, 1996 and paid a 4.75% sales charge. As the chart shows, by December 31, 2006, the value of your investment would have grown to $14,044 - a 40.44% increase on your initial investment. For comparison, the Citigroup U.S. Treasury/Agency 1-3 Year Index is also presented on the chart below.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	(0.98)%	Actual	$1,000.00	$1,023.27	$9.08
Five-Year	1.64%	Hypothetical (5% return
Ten-Year	3.40%	before expenses)	$1,000.00	$1,016.23	$9.05

*Expenses are equal to the Class’s annualized expense ratio (1.78%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund (“DGBF-B”) on December 31, 1996 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2006, the value of your investment would have grown to $13,970 - a 39.70% increase on your initial investment. For comparison, the Citigroup U.S. Treasury/Agency 1-3 Year Index is also presented on the chart below.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	1.78%	Actual	$1,000.00	$1,022.96	$9.08
Five-Year	1.94%	Hypothetical (5% return
Life of Class (August 19, 1997 through December 31, 2006)	2.95%	before expenses)	$1,000.00	$1,016.23	$9.05

*Expenses are equal to the Class’s annualized expense ratio (1.78%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund (“DGBF-C”) on August 19, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $13,134 - a 31.34% increase on your initial investment. For comparison, the Citigroup U.S. Treasury/Agency 1-3 Year Index is also presented on the chart below.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	3.86%	Actual	$1,000.00	$1,029.26	$4.81
Five-Yea	2.93%	Hypothetical (5% return
Life of Class (September 1, 1998 through December 31, 2006)	3.57%	before expenses)	$1,000.00	$1,020.47	$4.79

*Expenses are equal to the Class’s annualized expense ratio (0.94%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund (“DGBF-Y”) on September 1, 1998 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have been $13,390 - a 33.90% increase on your initial investment. For comparison, the Citigroup U.S. Treasury/Agency 1-3 Year Index is also presented on the chart below.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS GOVERNMENT MONEY MARKET FUND

At December 31, 2006

Portfolio Composition		Maturity Diversification
(% of Fund’s Net Assets)		(% of Portfolio Holdings)

Repurchase Agreements	62.14%	0-30 Days	76.00%
Federal Home Loan Bank	13.18%	31-90 Days	10.77%
Freddie Mac	10.47%	91-180 Days	6.83%
Fannie Mae	6.46%	181-391 Days	6.40%
Commercial Paper	0.54%		100.00%
Federal Farm Credit Bank	0.13%
Freddie Mac Mortgage Pool	0.13%
Other Assets & Liabilities	6.95%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

Expense Example
Classes A, B, C, & Y	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
Actual	$1,000.00	$1,024.06	$2.86
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.38	$2.85

*Expenses are equal to the Classes’ annualized expense ratio (0.56%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS FINANCIAL FUND

At December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)
			Fund	S&P 500®
Common Stock	99.75%	Diversified Financials	34.92%	10.50%
Short Term Investments	0.33%	Insurance	33.86%	4.86%
Other Assets & Liabilities	(0.08)%	Banks	9.52%	5.65%
	100.00%	Capital Goods	7.31%	8.59%
		Commercial Services & Supplies	7.18%	0.55%
		Materials	2.93%	2.96%
		Food, Beverage & Tobacco	2.49%	4.72%
		Consumer Services	1.79%	1.74%
		Technology	–	15.11%
		Health Care	–	12.01%
		Energy	–	9.94%
		Other	–	23.37%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
American Express Co.	Consumer Finance	11.58%
Transatlantic Holdings, Inc.	Reinsurance	8.69%
Tyco International Ltd.	Capital Goods	7.30%
D&B Corp.	Commercial Services & Supplies	7.17%
First Marblehead Corp.	Consumer Finance	6.55%
Loews Corp.	Multi-Line Insurance	5.98%
Moody’s Corp.	Diversified Financial Services	5.90%
American International Group, Inc.	Multi-Line Insurance	5.80%
JPMorgan Chase & Co.	Diversified Financial Services	4.83%
Commerce Bancorp, Inc.	Commercial Banks	4.17%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS FINANCIAL FUND

January 1, 2006 through December 31, 2006

New Positions Added (01/01/06 - 12/31/06)

(Highlighted positions are those greater than 2.00% of 12/31/06 total net assets)

			% of 12/31/06
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
Mellon Financial Corp.	Capital Markets	12/04/06	2.44%
State Bank of India, GDR	Commercial Banks	12/05/06	1.35%

Positions Closed (01/01/06 - 12/31/06)

(Gains greater than $30,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	06/15/06	$20,122,892
Golden West Financial Corp.	Thrift & Mortgage Finance	10/02/06	33,393,045

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an			Account Value	Account Value	During Period*
initial sales charge of 4.75%.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	13.11%	Actual	$1,000.00	$1,172.23	$5.37
Five-Year	8.72%	Hypothetical (5% return
Ten-Year	11.55%	before expenses)	$1,000.00	$1,020.27	$4.99

*Expenses are equal to the Class’s annualized expense ratio (0.98%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund (“DFF-A”) on December 31, 1996 and paid a 4.75% sales charge. As the chart shows, by December 31, 2006, the value of your investment would have grown to $29,841 - a 198.41% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	13.65%	Actual	$1,000.00	$1,166.59	$10.27
Five-Year	8.54%	Hypothetical (5% return
Ten-Year	11.41%	before expenses)	$1,000.00	$1,015.73	$9.55

*Expenses are equal to the Class’s annualized expense ratio (1.88%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund (“DFF-B”) on December 31, 1996 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2006, the value of your investment would have grown to $29,489 - a 194.89% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	16.70%	Actual	$1,000.00	$1,166.94	$10.05
Five-Year	8.83%	Hypothetical (5% return
Life of Class (August 12, 1997 through December 31, 2006)	8.74%	before expenses)	$1,000.00	$1,015.93	$9.35

*Expenses are equal to the Class’s annualized expense ratio (1.84%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund (“DFF-C”) on August 12, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $21,960 - a 119.60% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	18.90%	Actual	$1,000.00	$1,172.97	$4.60
Five-Year	9.97%	Hypothetical (5% return
Life of Class (March 10, 1997 through December 31, 2006)	11.22%	before expenses)	$1,000.00	$1,020.97	$4.28

*Expenses are equal to the Class’s annualized expense ratio (0.84%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund (“DFF-Y”) on March 10, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $28,379 - a 183.79% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS APPRECIATION & INCOME FUND

At December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)
			Fund	S&P 500®
Convertible Bonds	34.87%	Technology	13.77%	15.11%
Common Stock	33.53%	Real Estate	11.59%	1.24%
Convertible Preferred Stocks	4.85%	Retailing	11.18%	3.37%
Corporate Bonds	2.68%	Capital Goods	10.59%	8.59%
Short Term Investments	23.41%	Commercial Services & Supplies	9.07%	0.55%
Other Assets & Liabilities	0.66%	Food, Beverage & Tobacco	7.26%	4.72%
	100.00%	Insurance	5.65%	4.86%
		Energy	5.44%	9.94%
		Materials	4.57%	2.96%
		Health Care	4.14%	12.01%
		Household & Personal Products	3.92%	2.34%
		Other	3.51%	23.17%
		Utilities	3.44%	3.55%
		Media	2.74%	3.72%
		Transportation	1.60%	1.69%
		Food & Staples Retailing	1.53%	2.18%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Lehman Brothers Holdings Inc., Conv. Notes
(Convertible into Devon Energy Corp.), 0.25%, 08/23/11	Energy	3.65%
Vornado Realty Trust, Conv. Sr. Deb., 3.625%, 11/15/26	Real Estate	3.60%
Intel Corp., Conv. Sub. Deb., 2.95%, 12/15/35	Semiconductors & Semiconductor
	Equipment	3.57%
School Specialty, Inc., Conv. Sub. Notes, 3.75%/
Zero Cpn., 08/01/23	Commercial Services & Supplies	2.85%
Quanta Services, Inc., Conv. Sub. Deb., 4.50%, 10/01/23	Capital Goods	2.68%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	2.43%
Sealed Air Corp., Ser. 144A Conv. Sr. Notes, 3.00%, 06/30/33	Materials	2.36%
American International Group, Inc., Conv.
Sr. Notes, 0.50%, 05/15/07	Multi-Line Insurance	2.34%
Coca-Cola Co.	Food, Beverage & Tobacco	2.27%
General Growth Properties, Inc.	Real Estate	2.19%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS APPRECIATION & INCOME FUND

January 1, 2006 through December 31, 2006

New Positions Added (01/01/06 - 12/31/06)

(Highlighted positions are those greater than 1.50% of 12/31/06 total net assets)

			% of 12/31/06
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
AES Corp.	Utilities	11/01/06	0.75%
Agere Systems Inc., Conv. Sub. Notes,	Semiconductors & Semiconductor
6.50%, 12/15/09	Equipment	11/08/06	0.87%
Amazon.com, Inc., Conv. Sub Notes
4.75%, 02/01/09	Retailing	06/07/06	2.02%
Amazon.com, Inc.	Retailing	10/11/06	1.38%
Coca-Cola Co.	Food, Beverage & Tobacco	05/17/06	2.27%
Fairchild Semiconductor International, Inc.	Semiconductors & Semiconductor
	Equipment	06/16/06	0.88%
Host Hotels & Resorts Inc.	Real Estate	10/12/06	1.15%
Intel Corp. Conv. Sub. Deb.,	Semiconductors & Semiconductor
2.95%, 12/15/35	Equipment	02/02/06	3.57%
Kohl’s Corp.	Retailing	04/11/06	1.68%
S&P 500 Index Futures Contract,
expiring 09/15/06	Futures Contract	07/05/06	–
S&P 500 Index Futures Contract,
expiring 12/14/06	Futures Contract	09/13/06	–
School Specialty, Inc., Ser. 144A Conv. Sub.
Deb., 3.75%, 11/30/26	Commercial Services & Supplies	11/17/06	1.02%
Sealed Air Corp.	Materials	05/19/06	1.11%
Tyson Foods, Inc., Sr. Notes, 6.85%, 04/01/16	Food, Beverage & Tobacco	04/20/06	1.23%
Tyson Foods, Inc., Class A	Food, Beverage & Tobacco	04/11/06	2.01%
United Rentals, Inc.	Capital Goods	11/02/06	0.87%
United Rentals North America Inc.,
Conv. Sr. Sub., 1.875%, 10/15/23	Capital Goods	11/07/06	0.82%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	06/02/06	2.43%
Vornado Realty Trust, Conv. Sr. Deb.
3.625%, 11/15/26	Real Estate	11/15/06	3.60%
Waste Connections, Inc., Ser. 144A Conv. Sr.
Notes, 3.75%, 04/01/26	Commercial Services & Supplies	03/15/06	1.82%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS APPRECIATION & INCOME FUND

January 1, 2006 through December 31, 2006

Positions Closed (01/01/06 - 12/31/06)

(Gains and losses greater than $1,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
American International Group, Inc., Conv.
Sr. Deb., Zero Cpn., 1.76%, 11/09/31	Multi-Line Insurance	11/09/06	$150,579
Centerpoint Properties Trust	Real Estate	01/04/06	355,799
GTECH Holdings Corp., Conv. Deb.,
1.75%, 12/15/21	Consumer Services	01/12/06	4,577,059
HSBC Finance Corp. (Convertible into
HSBC Holdings PLC), 8.875%, 02/15/06,
Adjustable Conversion-Rate Equity
Security Cum. Conv. Pfd.	Commercial Banks	02/15/06	1,647,889
NCO Group Inc., Conv. Sub. Notes,
4.75%, 04/15/06	Commercial Services & Supplies	04/15/06	(20,440)
Providian Financial Corp., Conv. Notes,
Zero Cpn., 6.58%, 02/15/21	Consumer Finance	03/08/06	2,462,268
Quanta Services, Inc., Conv. Sub. Notes,
4.00%, 07/01/07	Capital Goods	06/19/06	123,346
S&P 500 Index Futures Contract,
expiring 09/15/06	Futures Contract	09/14/06	925,941
S&P 500 Index Futures Contract,
expiring 12/14/06	Futures Contract	11/06/06	948,040
Universal Health Services, Inc.,
Conv. Deb., 0.426%, 06/23/20	Health Care Equipment & Services	06/02/06	(1,107,108)
Vornado Realty L.P., Conv. Sr. Deb.,
3.875%, 04/15/25	Real Estate	11/15/06	2,754,432
Waste Connections, Inc., Conv. Sub. Notes,
4.75%, 05/01/22	Commercial Services & Supplies	03/15/06	699,620

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	9.73%	Actual	$1,000.00	$1,088.34	$5.58
Five-Year	10.58%	Hypothetical (5% return
Ten-Year	8.01%	before expenses)	$1,000.00	$1,019.86	$5.40

*Expenses are equal to the Class’s annualized expense ratio (1.06%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Appreciation & Income Fund (“DAIF-A”) on December 31, 1996 and paid a 4.75% sales charge. As the chart shows, by December 31, 2006, the value of your investment would have grown to $21,611 - a 116.11% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	10.20%	Actual	$1,000.00	$1,083.74	$9.87
Five-Year	10.40%	Hypothetical (5% return
Ten-Year	7.84%	before expenses)	$1,000.00	$1,015.73	$9.55

*Expenses are equal to the Class’s annualized expense ratio (1.88%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Appreciation & Income Fund (“DAIF-B”) on December 31, 1996 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2006, the value of your investment would have grown to $21,278 - a 112.78% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Appreciation & Income Fund, contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	13.22%	Actual	$1,000.00	$1,083.82	$9.77
Five-Year	10.68%	Hypothetical (5% return
Life of Class (August 12, 1997 through December 31, 2006)	6.13%	before expenses)	$1,000.00	$1,015.83	$9.45

*Expenses are equal to the Class’s annualized expense ratio (1.86%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Appreciation & Income Fund (“DAIF-C”) on August 12, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $17,479 - a 74.79% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	15.49%	Actual	$1,000.00	$1,089.97	$4.16
Five-Year	11.91%	Hypothetical (5% return
Ten-Year	8.78%	before expenses)	$1,000.00	$1,021.22	$4.02

*Expenses are equal to the Class’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Appreciation & Income Fund (“DAIF-Y”) on December 31, 1996. As the chart shows, by December 31, 2006, the value of your investment would have grown to $23,206 - a 132.06% increase on your initial investment. For comparison, the Standard and Poor's 500® Stock Index is also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS REAL ESTATE FUND

At December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)

				Dow Jones Wilshire
Common Stock	88.37%			Real Estate
Convertible Bonds	3.98%		Fund	Securities Index
Preferred Stocks	0.38%	Office REITS	23.53%	21.75%
Short Term Investments	5.08%	Retail REITS	20.78%	27.15%
Other Assets & Liabilities	2.19%	Real Estate Management & Development	15.76%	3.09%
	100.00%	Diversified REITS	10.92%	8.26%
		Industrial REITS	8.70%	6.94%
		Specialized REITS	7.96%	13.92%
		Residential REITS	6.19%	18.89%
		Transportation	4.67%	–
		Mortgage REITS	1.49%	–
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Forest City Enterprises, Inc., Class A	Real Estate Management & Development	5.77%
General Growth Properties, Inc.	Retail REITS	4.94%
Alexandria Real Estate Equities, Inc.	Office REITS	4.88%
Cousins Properties, Inc.	Diversified REITS	4.62%
SL Green Realty Corp.	Office REITS	4.29%
Corporate Office Properties Trust	Office REITS	4.27%
Developers Diversified Realty Corp.	Retail REITS	4.10%
Kimco Realty Corp.	Retail REITS	4.09%
Vornado Realty Trust,
Conv. Sr. Deb., 3.625%, 11/15/26	Diversified REITS	3.98%
Boston Properties, Inc.	Office REITS	3.98%

DAVIS SERIES, INC.

PORTFOLIO ACTIVITY

DAVIS REAL ESTATE FUND

January 1, 2006 through December 31, 2006

New Positions Added (01/01/06 - 12/31/06)

(Highlighted positions are those greater than 1.50% of 12/31/06 total net assets)

			% of 12/31/06
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
Alexander & Baldwin, Inc.	Transportation	01/23/06	1.90%
Capital & Regional PLC	Real Estate Management & Development	03/20/06	1.30%
DCT Industrial Trust Inc.	Industrial REITS	12/12/06	1.42%
Douglas Emmett, Inc.	Office REITS	10/23/06	–
First Potomac Realty Trust	Industrial REITS	07/14/06	1.77%
Florida Rock Industries, Inc.	Materials	01/20/06	–
Host Hotels & Resorts Inc.	Specialized REITS	10/11/06	3.15%
Macerich Co.	Retail REITS	01/13/06	1.91%
Taubman Centers, Inc.	Retail REITS	11/03/06	0.71%
U-Store-It Trust	Specialized REITS	04/24/06	0.94%
Vornado Realty Trust,
Conv. Sr. Deb., 3.625%, 11/15/26	Diversified REITS	11/15/06	3.98%

Positions Closed (01/01/06 - 12/31/06)

(Gains and losses greater than $5,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Archstone-Smith Trust	Residential REITS	02/14/06	$3,526,710
Camden Property Trust	Residential REITS	03/02/06	4,534,555
CarrAmerica Realty Corp.	Office REITS	03/06/06	8,612,393
Centerpoint Properties Trust	Industrial REITS	01/04/06	793,983
Douglas Emmett, Inc.	Office REITS	10/24/06	697,048
Equity Residential, 9.125%,
Series C, Cum Pfd.	Residential REITS	09/11/06	(19,760)
Essex Property Trust, Inc.	Residential REITS	03/01/06	9,414,796
Florida Rock Industries, Inc.	Materials	04/07/06	1,422,952
Kilroy Realty Corp.	Office REITS	03/17/06	15,187,171
Liberty International PLC	Real Estate Management & Development	09/27/06	4,032,305
Mills Corp.	Retail REITS	01/10/06	(328,453)
Pan Pacific Retail Properties, Inc.	Retail REITS	10/31/06	5,497,986
Pennsylvania REIT	Retail REITS	11/08/06	(983,947)
Simon Property Group, Inc.	Retail REITS	11/21/06	12,080,374
Vornado Realty Trust	Diversified REITS	11/20/06	18,658,405

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	28.18%	Actual	$1,000.00	$1,195.78	$6.09
Five-Year	22.90%	Hypothetical (5% return
Ten-Year	13.79%	before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Class’s annualized expense ratio (1.10%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund (“DREF-A”) on December 31, 1996 and paid a 4.75% sales charge. As the chart shows, by December 31, 2006, the value of your investment would have grown to $36,387 - a 263.87% increase on your initial investment. For comparison, the Standard & Poor’s 500® Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	29.50%	Actual	$1,000.00	$1,191.25	$10.16
Five-Year	23.02%	Hypothetical (5% return
Ten-Year	13.67%	before expenses)	$1,000.00	$1,015.93	$9.35

*Expenses are equal to the Class’s annualized expense ratio (1.84%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund (“DREF-B”) on December 31, 1996 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2006, the value of your investment would have grown to $36,049 - a 260.49% increase on your initial investment. For comparison, the Standard & Poor’s 500® Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	32.54%	Actual	$1,000.00	$1,191.24	$10.05
Five-Year	23.21%	Hypothetical (5% return
Life of Class (August 13, 1997 through December 31, 2006)	13.06%	before expenses)	$1,000.00	$1,016.03	$9.25

*Expenses are equal to the Class’s annualized expense ratio (1.82%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund (“DREF-C”) on August 13, 1997 (inception of class). As the chart shows, by December 31, 2006, the value of your investment would have grown to $31,658 - a 216.58% increase on your initial investment. For comparison, the Standard & Poor’s 500® Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended December 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	34.98%	Actual	$1,000.00	$1,197.45	$4.04
Five-Year	24.60%	Hypothetical (5% return
Ten-Year	14.75%	before expenses)	$1,000.00	$1,021.53	$3.72

*Expenses are equal to the Class’s annualized expense ratio (0.73%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 43 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund (“DREF-Y”) on December 31, 1996. As the chart shows, by December 31, 2006, the value of your investment would have grown to $39,595 - a 295.95% increase on your initial investment. For comparison, the Standard & Poor’s 500® Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

NOTES TO PERFORMANCE

The following disclosure provides important information regarding each Fund’s Expense Example, which appears in each Class’s Fund Performance section in this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 07/01/06 to 12/31/06. Please note that the Expense Example is general and does not reflect certain transaction or account specific costs, which may increase your total costs of investing in the Fund. If these transaction or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS OPPORTUNITY FUND

Value
Shares	Security	(Note 1)
COMMON STOCK – (92.31%)

AUTOMOBILES & COMPONENTS – (2.38%)
368,700	Harley-Davidson, Inc.	$25,982,289
CAPITAL GOODS – (5.36%)
417,300	American Standard Cos, Inc.	19,133,205
949,000	Blount International, Inc.*	12,773,540
195,500	Franklin Electric Co., Inc.	10,040,880
16,910	Tae Young Corp. (South Korea)	1,363,710
497,500	Tyco International Ltd.	15,124,000
		58,435,335
CAPITAL MARKETS – (4.89%)
1,510,900	E*TRADE Financial Corp.*	33,874,378
37,686	Julius Baer Holding, Ltd. AG (Switzerland)	4,150,563
160,600	Legg Mason, Inc.	15,265,030
		53,289,971
COMMERCIAL BANKS – (4.83%)
793,184	Anglo Irish Bank Corp. PLC (Ireland)	16,386,217
516,000	Commerce Bancorp, Inc.	18,199,320
317,864	Wachovia Corp.	18,102,355
		52,687,892
COMMERCIAL SERVICES & SUPPLIES – (0.36%)
47,500	D&B Corp.*	3,932,525
CONSUMER DURABLES & APPAREL – (7.52%)
684,600	Garmin Ltd.	38,121,951
363,764	Hunter Douglas NV (Netherlands)	29,243,371
133,300	Mohawk Industries, Inc.*	9,978,838
146,250	Toll Brothers, Inc.*	4,713,637
		82,057,797
CONSUMER SERVICES – (2.18%)
307,000	Apollo Group, Inc., Class A*	11,954,580
200,700	Yum! Brands, Inc.	11,801,160
		23,755,740
DIVERSIFIED FINANCIAL SERVICES – (2.38%)
10,600	Nymex Holdings Inc.*	1,314,506
216,141	Pargesa Holding S.A., Bearer Shares (Switzerland)	24,620,739
		25,935,245
ENERGY – (3.12%)
226,500	Tenaris S.A., ADR (Luxembourg)	11,300,085
280,500	Transocean Inc.*	22,689,645
		33,989,730

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS OPPORTUNITY FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

FOOD & STAPLES RETAILING – (0.64%)
132,900	Costco Wholesale Corp.	$7,024,430
FOOD, BEVERAGE & TOBACCO – (3.51%)
157,625	Heineken Holding NV (Netherlands)	6,408,645
7,900	Lotte Chilsung Beverage Co., Ltd. (South Korea)	11,892,473
10,960	Lotte Confectionery Co., Ltd. (South Korea)	14,259,785
60,170	Nong Shim Holdings Co., Ltd. (South Korea)	5,758,204
		38,319,107
HEALTH CARE EQUIPMENT & SERVICES – (5.63%)
201,400	Cardinal Health, Inc.	12,976,202
148,800	IDEXX Laboratories, Inc.*	11,796,120
550,100	Omnicare, Inc.	21,250,363
89,000	UnitedHealth Group Inc.	4,781,970
135,800	Zimmer Holdings, Inc.*	10,644,004
		61,448,659
HOUSEHOLD & PERSONAL PRODUCTS – (1.08%)
64,395	Pacific Corp. (South Korea)	11,771,127
INSURANCE BROKERS – (2.46%)
681,000	Brown & Brown, Inc.	19,211,010
249,800	Marsh & McLennan Cos, Inc.	7,658,868
		26,869,878
LIFE & HEALTH INSURANCE – (1.94%)
97,000	AFLAC Inc.	4,462,000
551,900	Power Corp. of Canada (Canada)	16,701,583
		21,163,583
MATERIALS – (2.23%)
113,000	Sealed Air Corp.	7,335,960
218,500	Sigma-Aldrich Corp.	16,978,543
		24,314,503
MEDIA – (6.25%)
359,000	Lagardere S.C.A. (France)	28,907,777
712,310	NTL Inc.	18,003,635
1,575,600	WPP Group PLC (United Kingdom)	21,302,106
		68,213,518
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – (1.02%)
246,800	Thermo Fisher Scientific, Inc.*	11,177,572

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS OPPORTUNITY FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

PROPERTY & CASUALTY INSURANCE – (6.76%)
266,000	Ambac Financial Group, Inc.	$23,692,620
50,000	FPIC Insurance Group, Inc.*	1,946,250
76,915	Markel Corp.*	36,926,891
152,300	MBIA Inc.	11,127,038
		73,692,799
REINSURANCE – (1.91%)
48,500	Everest Re Group, Ltd.	4,758,335
86,000	RenaissanceRe Holdings Ltd.	5,160,000
176,025	Transatlantic Holdings, Inc.	10,931,153
		20,849,488
RETAILING – (11.76%)
452,500	Advance Auto Parts, Inc.	16,090,900
202,000	Bed Bath & Beyond Inc.*	7,692,160
111,000	CarMax, Inc.*	5,952,930
1,048,500	Expedia, Inc.*	22,018,500
333,000	Lowe’s Cos, Inc.	10,372,950
1,234,800	Netflix Inc.*	31,925,754
276,000	Office Depot, Inc.*	10,534,920
43,400	RadioShack Corp.	728,252
106,900	Sears Holdings Corp.*	17,958,131
88,200	Target Corp.	5,031,810
		128,306,307
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – (1.17%)
408,000	Texas Instruments Inc.	11,750,400
55,206	Verigy Ltd.* (Singapore)	979,907
		12,730,307
SOFTWARE & SERVICES – (5.49%)
1,125,747	Convera Corp., Class A*	5,155,921
114,000	First Data Corp.	2,909,280
289,800	Fiserv, Inc.*	15,184,071
253,700	Iron Mountain Inc.*	10,487,958
789,000	Microsoft Corp.	23,555,595
114,000	Western Union Co.	2,555,880
		59,848,705
TECHNOLOGY HARDWARE & EQUIPMENT – (3.69%)
450,900	Agilent Technologies, Inc.*	15,713,865
884,300	Molex Inc., Class A	24,499,532
		40,213,397

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS OPPORTUNITY FUND – (Continued)

Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

TELECOMMUNICATION SERVICES – (3.75%)
203,000	American Tower Corp., Class A*	$7,567,840
3,431,400	Covad Communications Group, Inc.*	4,735,332
343,300	SK Telecom Co., Ltd., ADR (South Korea)	9,090,584
1,033,500	Sprint Nextel Corp.	19,522,815
		40,916,571

Total Common Stock – (identified cost $767,698,585)	1,006,926,475

CONVERTIBLE BONDS – (0.94%)

TELECOMMUNICATION SERVICES – (0.94%)
$5,600,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11
	(identified cost $5,600,000)	10,178,000

SHORT TERM INVESTMENTS – (7.10%)

27,763,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $27,779,442
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.00%-7.00%, 07/01/19-12/01/36,
	total market value $28,318,260)	27,763,000
29,746,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $29,763,682
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 5.39%-6.493%, 02/01/34-09/01/36,
	total market value $30,340,920)	29,746,000
19,970,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $19,981,804
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.50%-7.50%, 03/01/08-12/01/36,
	total market value $20,369,400)	19,970,000

Total Short Term Investments – (identified cost $77,479,000)	77,479,000

Total Investments – (100.35%) – (identified cost $850,777,585) – (a)	1,094,583,475
Liabilities Less Other Assets – (0.35%)	(3,769,204)
Net Assets – (100.00%)	$1,090,814,271

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS OPPORTUNITY FUND – (Continued)

*Non-Income Producing Security.

ADR: American Depositary Receipt

(a)           Aggregate cost for Federal Income Tax purposes is $862,175,278. At December 31, 2006, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$247,844,702
Unrealized depreciation	(15,436,505)
Net unrealized appreciation	$232,408,197

(b)       Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2006. The Fund did not hold any affiliated companies as of December 31, 2006.

Transactions during the period in which the issuer was an affiliate are as follows:

Security	Shares December 31, 2005	Gross Additions	Gross Reductions	Shares December 31, 2006	Dividend Income

Robbins & Myers,
Inc. (c)	754,500	–	754,500	–	$41,498

(c)	Not an affiliate as of December 31, 2006.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS GOVERNMENT BOND FUND
		Value
Principal	Security	(Note 1)
MORTGAGES – (57.72%)

COLLATERALIZED MORTGAGE OBLIGATIONS – (4.43%)
$1,951,666	Fannie Mae, 5.50%, 05/25/14 – (identified cost $1,949,934)	$1,950,829

FANNIE MAE POOLS – (22.52%)
402,011	6.12%, 10/01/08 Pool No. 380999	403,129
4,843,448	6.00%, 09/01/17 Pool No. 665776	4,928,057
496,846	4.685%, 01/01/33 Pool No. 681153 (b)	506,411
1,607,413	4.723%, 05/01/35 Pool No. 826242 (b)	1,577,606
1,826,789	5.029%, 01/01/36 Pool No. 848973 (b)	1,798,076
684,905	5.602%, 03/01/36 Pool No. 843396 (b)	688,660

	Total Fannie Mae Pools – (identified cost $10,041,829)	9,901,939

FREDDIE MAC POOLS – (28.90%)
3,469,810	4.00%, 03/01/08 Pool No. M90802	3,424,967
2,556,436	4.50%, 03/01/08 Pool No. M90803	2,537,712
169,544	4.00%, 07/01/08 Pool No. M90826	166,858
1,294,566	3.50%, 08/01/08 Pool No. M90830	1,262,642
736,261	3.00%, 10/01/10 Pool No. M91001	696,503
986,643	3.50%, 04/01/11 Pool No. M91016	934,289
968,744	3.50%, 04/01/12 Pool No. M80974	913,404
887,588	6.00%, 10/01/16 Pool No. E01054	902,539
1,930,597	4.733%, 04/01/35 Pool No. 782528 (b)	1,869,634

	Total Freddie Mac Pools – (identified cost $12,816,853)	12,708,548

GINNIE MAE POOLS – (1.87%)
870,586	4.00%, 08/20/20 Pool No. 003811 – (identified cost $814,530)	822,540

	Total Mortgages – (identified cost $25,623,146)	25,383,856

GOVERNMENT AGENCY NOTES – (39.28%)
4,240,000	Fannie Mae, 7.125%, 03/15/07	4,255,092
575,000	Fannie Mae, 4.75%, 12/28/07 (c)	574,526
2,000,000	Fannie Mae, 6.00%, 05/15/08	2,022,726
3,000,000	Fannie Mae, 5.40%, 04/13/09	3,000,548
1,900,000	Federal Home Loan Bank, 3.875%, 09/14/07	1,882,037
1,000,000	Federal Home Loan Bank, 4.00%, 06/13/08	983,934
3,000,000	Federal Home Loan Bank, 0.12625%, 07/17/08 (b)	2,770,896
500,000	Federal Home Loan Bank, 5.875%, 08/07/09	500,171

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS GOVERNMENT BOND FUND – (Continued)

		Value
Principal	Security	(Note 1)
GOVERNMENT AGENCY NOTES – (Continued)
$300,000	Federal Home Loan Bank, 5.37%, 07/12/11	$298,086
1,000,000	Federal Home Loan Bank, 3.00%, 09/30/11 (c)	986,943

	Total Government Agency Notes – (identified cost $17,349,569)	17,274,959

SHORT TERM INVESTMENTS – (2.73%)

430,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $430,255
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.00%-7.00%, 07/01/19-12/01/36,
	total market value $438,600)	430,000
461,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $461,274
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 5.39%-6.493%, 02/01/34-09/01/36,
	total market value $470,220)	461,000
309,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $309,183
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.50%-7.50%, 03/01/08-12/01/36,
	total market value $315,180)	309,000

Total Short Term Investments – (identified cost $1,200,000)	1,200,000

Total Investments – (99.73%) – (identified cost $44,172,715) – (a)	43,858,815
Other Assets Less Liabilities – (0.27%)	117,841
Net Assets – (100.00%)	$43,976,656

(a)    Aggregate cost for Federal Income Tax purposes is $44,172,715. At December 31, 2006 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$47,924
Unrealized depreciation	(361,824)
Net unrealized depreciation	$(313,900)

(b)    The interest rates on adjustable rate securities, shown as of December 31, 2006, may change daily or less frequently and are based on indices of market interests rates.

(c)    Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate. Step-up bonds reflect the current effective yield on the security.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS GOVERNMENT MONEY MARKET FUND

		Value
Principal		(Note 1)
FANNIE MAE – (6.46%)
$6,500,000	Principal-Only Strip, 5.2904%, 03/15/07 (b)	$6,431,536
5,500,000	3.51%, 01/05/07	5,499,206
3,190,000	2.625%, 01/19/07	3,185,559
1,500,000	2.50%, 01/30/07	1,496,528
1,800,000	3.55%, 01/30/07	1,797,267
3,900,000	2.375%, 02/15/07	3,885,917
100,000	4.10%, 04/18/07	99,637
800,000	4.15%, 07/13/07	795,278
13,000,000	3.30%, 07/30/07	12,853,029

	Total Fannie Mae – (identified cost $36,043,957)	36,043,957

FEDERAL FARM CREDIT BANK – (0.13%)
750,000	2.25%, 06/28/07 (identified cost $739,161)	739,161

FEDERAL HOME LOAN BANK – (13.18%)
1,000,000	2.125%, 01/09/07	999,296
1,000,000	2.365%, 01/16/07	998,760
1,040,000	2.52%, 01/29/07	1,037,764
4,625,000	5.25%, 02/01/07	4,624,892
2,000,000	3.20%, 02/14/07	1,994,801
3,400,000	3.375%, 02/15/07	3,390,873
4,000,000	4.80%, 02/26/07	3,998,791
2,000,000	5.05%, 03/28/07	1,998,771
3,000,000	2.50%, 04/05/07	2,976,800
500,000	2.59%, 04/05/07	496,550
1,000,000	2.375%, 04/09/07	992,178
600,000	4.25%, 04/16/07	598,179
1,000,000	2.40%, 04/20/07	990,901
1,750,000	3.50%, 05/15/07	1,738,627
4,300,000	3.125%, 05/21/07	4,264,813
2,000,000	5.21%, 06/08/07 (c)	1,999,664
28,000,000	5.174%, 07/05/07 (c)	28,000,000
1,525,000	3.15%, 08/13/07	1,505,795
2,000,000	3.70%, 08/24/07	1,980,502
800,000	4.325%, 08/24/07	795,185
1,000,000	4.50%, 09/28/07	993,757
5,000,000	3.25%, 10/12/07 (d)	4,924,288
1,450,000	4.70%, 10/12/07 (d)	1,445,015
840,000	4.00%, 12/12/07 (d)	835,009

	Total Federal Home Loan Bank – (identified cost $73,581,211)	73,581,211

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS GOVERNMENT MONEY MARKET FUND – (Continued)

		Value
Principal		(Note 1)
FREDDIE MAC – (10.47%)
$860,000	2.05%, 01/02/07	$859,922
4,000,000	4.72%, 01/12/07	3,999,408
17,000,000	2.375%, 02/15/07	16,934,362
10,000,000	5.05%, 03/15/07	9,993,478
700,000	6.80%, 03/19/07	702,148
9,370,000	4.125%, 04/02/07	9,342,718
13,250,000	4.50%, 04/18/07	13,218,796
1,712,000	3.75%, 08/03/07	1,697,135
1,500,000	3.10%, 09/17/07	1,477,996
200,000	3.00%, 10/15/07	196,517

	Total Freddie Mac – (identified cost $58,422,480)	58,422,480

FREDDIE MAC MORTGAGE POOL – (0.13%)
720,841	5.50%, 08/01/07 Pool No. M90747 (identified cost $720,249)	720,249

COMMERCIAL PAPER – (0.54%)
3,000,000	Private Export Funding Corp., 6.49%, 07/15/07
	(identified cost $3,017,862)	3,017,862

REPURCHASE AGREEMENTS – (62.14%)

124,268,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $124,341,594
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.00%-7.00%, 07/01/19-12/01/36, total market
	value $126,753,360)	124,268,000
133,144,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $133,223,147
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 5.39%-6.493%, 02/01/34-09/01/36, total market
	value $135,806,880)	133,144,000
89,386,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $89,438,837
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.50%-7.50%, 03/01/08-12/01/36, total market
	value $91,173,720)	89,386,000

	Total Repurchase Agreements – (identified cost $346,798,000)	346,798,000

Total Investments – (93.05%) – (identified cost $519,322,920) – (a)	519,322,920
Other Assets Less Liabilities – (6.95%)	38,784,570
Net Assets – (100%)	$558,107,490

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS GOVERNMENT MONEY MARKET FUND – (Continued)

(a)	Aggregate cost for Federal Income Tax Purposes is $519,322,920.

(b)	Zero coupon bonds reflect effective yield on the date of purchase.

(c)    The interest rates on floating rate securities, shown as of December 31, 2006, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(d)    Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate. Step-up bonds reflect the current effective yield on the security.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS FINANCIAL FUND

Value
Shares	Security	(Note 1)
COMMON STOCK – (99.75%)

CAPITAL GOODS – (7.30%)
2,450,000	Tyco International Ltd.	$74,480,000
CAPITAL MARKETS – (5.97%)
660,300	Ameriprise Financial, Inc.	35,986,350
592,000	Mellon Financial Corp.	24,952,800
		60,939,150
COMMERCIAL BANKS – (9.50%)
1,208,000	Commerce Bancorp, Inc.	42,606,160
75,700	ICICI Bank Ltd., ADR (India)	3,159,718
185,650	State Bank of India, GDR (India)	13,812,360
655,960	Wachovia Corp.	37,356,922
		96,935,160
COMMERCIAL SERVICES & SUPPLIES – (7.17%)
883,750	D&B Corp.*	73,165,663
CONSUMER FINANCE – (18.13%)
1,949,000	American Express Co.	118,245,830
1,222,500	First Marblehead Corp.	66,809,625
		185,055,455
CONSUMER SERVICES – (1.78%)
791,000	H&R Block, Inc.	18,224,640
DIVERSIFIED FINANCIAL SERVICES – (10.73%)
1,019,560	JPMorgan Chase & Co.	49,244,748
872,600	Moody’s Corp.	60,261,756
		109,506,504
FOOD, BEVERAGE & TOBACCO – (2.48%)
295,000	Altria Group, Inc.	25,316,900
LIFE & HEALTH INSURANCE – (2.75%)
556,519	China Life Insurance Co., Ltd., ADR (China)	28,109,796
MATERIALS – (2.92%)
459,000	Sealed Air Corp.	29,798,280
MULTI-LINE INSURANCE – (11.78%)
826,796	American International Group, Inc.	59,248,201
1,470,600	Loews Corp.	60,985,782
		120,233,983
PROPERTY & CASUALTY INSURANCE – (8.39%)
337,300	FPIC Insurance Group, Inc.*	13,129,402
88,200	Markel Corp.*	42,344,820
1,244,000	Progressive Corp. (Ohio)	30,129,680
		85,603,902

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS FINANCIAL FUND – (Continued)

Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

REINSURANCE – (10.85%)
225,000	Everest Re Group, Ltd.	$22,074,750
1,428,187	Transatlantic Holdings, Inc.	88,690,413
		110,765,163

Total Common Stock – (identified cost $454,663,016)	1,018,134,596

SHORT TERM INVESTMENTS – (0.33%)

$1,203,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $1,203,712
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.00%-7.00%, 07/01/19-12/01/36,
	total market value $1,227,060)	1,203,000
1,288,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $1,288,766
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 5.39%-6.493%, 02/01/34-09/01/36,
	total market value $1,313,760)	1,288,000
865,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $865,511
	(collateralized by: U.S. Government agency mortgages
	in a pooled cash account, 4.50%-7.50%, 03/01/08-12/01/36,
	total market value $882,300)	865,000

Total Short Term Investments – (identified cost $3,356,000)	3,356,000

Total Investments – (100.08%) – (identified cost $458,019,016) – (a)	1,021,490,596
Liabilities Less Other Assets – (0.08%)	(847,521)
Net Assets – (100%)	$1,020,643,075

*Non-Income Producing Security.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

(a)    Aggregate cost for Federal Income Tax purposes is $458,019,016. At December 31, 2006 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$563,608,278
Unrealized depreciation	(136,698)
Net unrealized appreciation	$563,471,580

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS APPRECIATION & INCOME FUND

Value
Shares/Principal	Security	(Note 1)
CONVERTIBLE PREFERRED STOCK – (4.85%)

CAPITAL GOODS – (0.92%)
109,741	United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd.	$5,377,309
PROPERTY & CASUALTY INSURANCE – (0.86%)
192,920	Travelers Property Casualty Corp., 4.50%, 04/15/32, Conv. Pfd.	5,042,929
TRANSPORTATION – (1.21%)
161,300	Continental Airlines Finance Trust II, 6.00%, 11/15/30, Cum. Conv. Pfd.	7,097,200
UTILITIES – (1.86%)
221,310	AES Trust III, 6.75%, 10/15/29, Conv. Pfd.	10,899,518

	Total Convertible Preferred Stock – (identified cost $20,606,148)	28,416,956

CONVERTIBLE BONDS – (34.87%)

CAPITAL GOODS – (4.92%)
$17,600,000	Masco Corp., Series B Conv. Sr. Notes, Zero Cpn., 2.98%,
	07/20/31 (c)(d)	8,338,000
8,500,000	Quanta Services, Inc., Conv. Sub. Deb., 4.50%, 10/01/23	15,682,500
3,720,000	United Rentals North America Inc., Conv. Sr. Sub., 1.875%, 10/15/23	4,784,850
		28,805,350
COMMERCIAL SERVICES & SUPPLIES – (5.69%)
15,710,000	School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero Cpn., 08/01/23 (e)	16,711,512
6,000,000	School Specialty, Inc., Ser. 144A Conv. Sub. Deb., 3.75%, 11/30/26 (b)	5,985,000
10,000,000	Waste Connections, Inc., Ser. 144A Conv. Sr. Notes, 3.75%, 04/01/26 (b)	10,650,000
		33,346,512
CONSUMER DURABLES & APPAREL – (0.85%)
5,100,000	WCI Communities, Inc., Conv. Sr. Sub. Notes, 4.00%, 08/05/23	4,978,875
ENERGY – (3.65%)
12,400,000	Lehman Brothers Holdings Inc., Conv. Notes (Convertible into
	Devon Energy Corp.), 0.25%, 08/23/11 (f)	21,414,800
MATERIALS – (2.36%)
13,500,000	Sealed Air Corp., Ser. 144A Conv. Sr. Notes, 3.00%, 06/30/33 (b)	13,836,150
MEDIA – (1.64%)
16,050,000	News America Inc., Conv. Notes, Zero Cpn., 3.38%, 02/28/21 (c)(d)(f)	9,624,062
MULTI-LINE INSURANCE – (2.34%)
13,895,000	American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07	13,686,575
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – (0.72%)
4,400,000	Valeant Pharmaceuticals International, Conv. Sub. Notes,
	4.00%, 11/15/13	4,213,000

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Principal/Shares	Security	(Note 1)
CONVERTIBLE BONDS – (Continued)

REAL ESTATE – (3.60%)
$21,000,000	Vornado Realty Trust, Conv. Sr. Deb., 3.625%, 11/15/26	$21,078,750
RETAILING – (2.02%)
12,000,000	Amazon.com, Inc., Conv. Sub. Notes, 4.75%, 02/01/09	11,835,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – (7.08%)
5,000,000	Agere Systems Inc., Conv. Sub. Notes, 6.50%, 12/15/09	5,112,500
5,260,000	Fairchild Semiconductor Corp., Conv. Sr. Sub., 5.00%, 11/01/08	5,227,125
23,000,000	Intel Corp., Conv. Sub. Deb., 2.95%, 12/15/35	20,930,000
10,220,000	International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07	10,194,450
		41,464,075

	Total Convertible Bonds – (identified cost $188,584,031)	204,283,149

CORPORATE BONDS – (2.68%)

ENERGY – (0.24%)
1,300,000	Occidental Petroleum Corp., Sr. Notes, 6.75%, 01/15/12	1,380,678
FOOD, BEVERAGE & TOBACCO – (1.23%)
7,000,000	Tyson Foods, Inc., Sr. Notes, 6.85%, 04/01/16	7,222,761
HOUSEHOLD & PERSONAL PRODUCTS – (0.90%)
6,000,000	Avon Products, Inc., Sr. Notes, 4.20%, 07/15/18	5,253,786
RETAILING – (0.31%)
1,900,000	AutoZone, Inc., Sr. Notes, 5.50%, 11/15/15	1,827,070

	Total Corporate Bonds – (identified cost $15,671,642)	15,684,295

COMMON STOCK – (33.53%)

CAPITAL GOODS – (2.20%)
230,400	Masco Corp.	6,882,048
47,700	Quanta Services, Inc.*	938,259
200,000	United Rentals, Inc.*	5,086,000
		12,906,307
COMMERCIAL BANKS – (0.76%)
242,730	HSBC Holdings PLC (United Kingdom)	4,424,722
COMMERCIAL SERVICES & SUPPLIES – (1.19%)
168,000	Waste Connections, Inc.*	6,980,400
DIVERSIFIED FINANCIAL SERVICES – (1.06%)
111,500	Citigroup Inc.	6,210,550

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

ENERGY – (0.24%)
29,000	Occidental Petroleum Corp.	$1,416,070
FOOD & STAPLES RETAILING – (1.16%)
128,485	Costco Wholesale Corp.	6,791,075
FOOD, BEVERAGE & TOBACCO – (4.28%)
275,000	Coca-Cola Co.	13,268,750
717,300	Tyson Foods, Inc., Class A	11,799,585
		25,068,335
HEALTH CARE EQUIPMENT & SERVICES – (2.43%)
256,600	Universal Health Services, Inc., Class B	14,223,338
HOUSEHOLD & PERSONAL PRODUCTS – (2.08%)
369,200	Avon Products, Inc.	12,198,368
MATERIALS – (1.11%)
100,000	Sealed Air Corp.	6,492,000
MEDIA – (0.44%)
115,000	News Corp., Class B	2,559,900
MULTI-LINE INSURANCE – (1.09%)
89,100	American International Group, Inc.	6,384,906
REAL ESTATE – (5.21%)
245,667	General Growth Properties, Inc.	12,831,187
275,000	Host Hotels & Resorts Inc.	6,751,250
82,160	SL Green Realty Corp.	10,909,205
		30,491,642
RETAILING – (6.16%)
205,000	Amazon.com, Inc.*	8,090,325
62,900	AutoZone, Inc.*	7,268,724
140,350	J. C. Penney Co., Inc.	10,857,476
144,000	Kohl’s Corp.*	9,853,920
		36,070,445
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT– (2.44%)
307,900	Fairchild Semiconductor International, Inc.*	5,175,799
236,700	International Rectifier Corp.*	9,120,051
		14,295,850
SOFTWARE & SERVICES – (0.93%)
103,000	SAP AG, ADR (Germany)	5,469,300
UTILITIES – (0.75%)
200,000	AES Corp.*	4,408,000

	Total Common Stock – (identified cost $139,971,648)	196,391,208

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (23.41%)

$49,131,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $49,160,096 (collateralized
	by: U.S. Government agency mortgages in a pooled cash account,
	4.00%-7.00%, 07/01/19-12/01/36, total market value $50,113,620)	$49,131,000
52,641,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $52,672,292 (collateralized
	by: U.S. Government agency mortgages in a pooled cash account,
	5.39%-6.493%, 02/01/34-09/01/36, total market value $53,693,820)	52,641,000
35,341,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $35,361,890 (collateralized
	by: U.S. Government agency mortgages in a pooled cash account,
	4.50%-7.50%, 03/01/08-12/01/36, total market value $36,047,820)	35,341,000

	Total Short Term Investments – (identified cost $137,113,000)	137,113,000

Total Investments – (99.34%) – (identified cost $501,946,469) – (a)	581,888,608
Other Assets Less Liabilities – (0.66%)	3,845,535
Net Assets – (100.00%)	$585,734,143

*Non-Income Producing Security.

ADR: American Depository Receipt

(a)           Aggregate cost for Federal Income Tax purposes is $502,069,575. At December 31, 2006 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$81,597,311
Unrealized depreciation	(1,778,278)
Net unrealized appreciation	$79,819,033

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $30,471,150, or 5.20% of the Fund’s net assets, as of December 31, 2006.

(c) As of December 31, 2006, zero coupon bonds represented $17,962,062, or 3.07% of the Fund’s net assets. Because zero coupon bonds pay no interest their value is generally more volatile than the value of other debt securities.

(d)	Zero coupon bonds reflect effective yield on the date of purchase.

(e) Represents a step-down bond: a bond that pays one coupon rate for an initial period followed by a lower coupon rate.

(f)	Illiquid Security – See Note 10 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS REAL ESTATE FUND

		Value
Shares	Security	(Note 1)
COMMON STOCK – (88.37%)

DIVERSIFIED REITS – (6.14%)
1,127,800	Cousins Properties, Inc.	$39,777,506
1,054,900	Spirit Finance Corp.	13,154,603
		52,932,109
INDUSTRIAL REITS – (8.07%)
319,700	AMB Property Corp.	18,737,617
1,039,200	DCT Industrial Trust Inc.	12,262,560
524,500	First Potomac Realty Trust	15,268,195
382,492	ProLogis	23,244,039
		69,512,411
MORTGAGE REITS – (1.38%)
384,300	Gramercy Capital Corp.	11,871,027
OFFICE REITS – (21.82%)
419,013	Alexandria Real Estate Equities, Inc.	42,068,905
306,242	Boston Properties, Inc.	34,262,355
415,400	Columbia Equity Trust, Inc.	7,938,294
729,238	Corporate Office Properties Trust	36,804,642
734,073	Duke Realty Corp.	30,023,586
278,158	SL Green Realty Corp.	36,933,819
		188,031,601
REAL ESTATE MANAGEMENT & DEVELOPMENT – (14.62%)
1,644,983	Brixton PLC (United Kingdom) (b)	18,552,258
371,700	Capital & Regional PLC (United Kingdom)	11,222,505
330,819	Derwent Valley Holdings PLC (United Kingdom)	13,583,189
851,884	Forest City Enterprises, Inc., Class A	49,750,026
433,100	Hammerson PLC (United Kingdom) (b)	13,373,120
259,500	St. Joe Co.	13,901,415
360,600	Slough Estates PLC (United Kingdom) (b)	5,546,063
		125,928,576
RESIDENTIAL REITS – (5.36%)
604,800	American Campus Communities, Inc.	17,218,656
910,721	United Dominion Realty Trust, Inc.	28,951,821
		46,170,477

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS REAL ESTATE FUND – (Continued)

Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

RETAIL REITS – (19.27%)
560,708	Developers Diversified Realty Corp.	$35,296,569
815,557	General Growth Properties, Inc.	42,596,542
784,318	Kimco Realty Corp.	35,255,094
190,600	Macerich Co.	16,500,242
387,978	Regency Centers Corp.	30,328,240
120,000	Taubman Centers, Inc.	6,103,200
		166,079,887
SPECIALIZED REITS – (7.38%)
1,105,000	Host Hotels & Resorts Inc.	27,127,750
393,500	U-Store-It Trust	8,086,425
670,800	Ventas, Inc.	28,388,256
		63,602,431
TRANSPORTATION – (4.33%)
370,000	Alexander & Baldwin, Inc.	16,405,800
350,800	Florida East Coast Industries, Inc.	20,907,680
		37,313,480

	Total Common Stock – (identified cost $480,109,424)	761,441,999

PREFERRED STOCK – (0.38%)

RESIDENTIAL REITS – (0.38%)
43,700	Equity Residential, 7.00%, Series E, Cum. Conv. Pfd.	2,479,975
32,000	Equity Residential, 8.60%, Series D, Cum. Pfd.	826,240

	Total Preferred Stock – (identified cost $1,930,717)	3,306,215

CONVERTIBLE BONDS – (3.98%)

DIVERSIFIED REITS – (3.98%)
$34,161,800	Vornado Realty Trust, Conv. Sr. Deb., 3.625%, 11/15/26
	(identified cost $33,316,206)	34,289,907

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

DAVIS REAL ESTATE FUND – (Continued)

Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (5.08%)

$15,678,000	Goldman, Sachs & Co. Joint Repurchase Agreement, 5.33%,
	01/02/07, dated 12/29/06, repurchase value of $15,687,285
	(collateralized by: U.S. Government agency mortgages in a
	pooled cash account, 4.00%-7.00%, 07/01/19-12/01/36,
	total market value $15,991,560)	$15,678,000
16,797,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.35%,
	01/02/07, dated 12/29/06, repurchase value of $16,806,985
	(collateralized by: U.S. Government agency mortgages in a
	pooled cash account, 5.39%-6.493%, 02/01/34-09/01/36,
	total market value $17,132,940)	16,797,000
11,277,000	UBS Securities LLC Joint Repurchase Agreement, 5.32%,
	01/02/07, dated 12/29/06, repurchase value of $11,283,666
	(collateralized by: U.S. Government agency mortgages in a
	pooled cash account, 4.50%-7.50%, 03/01/08-12/01/36,
	total market value $11,502,540)	11,277,000

	Total Short Term Investments – (identified cost $43,752,000)	43,752,000

Total Investments – (97.81%) – (identified cost $559,108,347) – (a)	842,790,121
Other Assets Less Liabilities – (2.19%)	18,880,826
Net Assets – (100.00%)	$861,670,947

(a) Aggregate cost for Federal Income Tax purposes is $561,159,180. At December 31, 2006 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$285,624,577
Unrealized depreciation	(3,993,636)
Net unrealized appreciation	$281,630,941

(b) Securities have elected for tax treatment as a U.K. REIT to take effect on January 1, 2007.

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2006

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities,
at value* (see accompanying
Schedules of Investments)	$1,094,583,475	$43,858,815	$519,322,920	$1,021,490,596	$581,888,608	$842,790,121
Cash	5,354	4,673	3,802	1,673,989	4,303	7,206
Cash - foreign currencies**	79,450	–	–	–	–	–
Receivables:
Dividends and interest	561,061	309,424	2,185,349	661,828	1,988,506	4,647,427
Capital stock sold	5,001,988	237,216	37,284,039	2,150,977	4,904,589	3,034,460
Investment securities sold	–	–	–	–	–	15,237,227
Prepaid expenses	7,290	740	4,706	7,738	4,074	6,497
Total assets	1,100,238,618	44,410,868	558,800,816	1,025,985,128	588,790,080	865,722,938
LIABILITIES:
Payables:
Capital stock redeemed	1,188,633	255,966	286,383	2,017,125	1,145,028	2,834,024
Investment securities purchased	6,618,784	–	–	1,919,945	1,107,840	–
Distributions payable	–	44,636	14,089	–	–	–
Accrued expenses	355,314	87,266	161,946	296,715	145,751	261,425
Accrued management fees	580,357	11,811	230,908	552,038	341,503	475,870
Distribution and service plan
fees (Note 3)	681,259	34,533	–	556,230	315,815	480,672
Total liabilities	9,424,347	434,212	693,326	5,342,053	3,055,937	4,051,991
NET ASSETS	$1,090,814,271	$43,976,656	$558,107,490	$1,020,643,075	$585,734,143	$861,670,947

NET ASSETS CONSISTS OF:
Par value of shares of
capital stock	$408,236	$79,708	$5,581,075	$218,935	$197,113	$185,413
Additional paid-in capital	839,736,282	51,209,510	552,526,415	454,085,150	501,084,857	536,604,222
Overdistributed net
investment income	(2,323,805)	–	–	–	(287,823)	(11,574,029)
Accumulated net realized gains
(losses) from investments and
foreign currency transactions	9,187,280	(6,998,662)	–	2,867,410	4,797,857	52,772,937
Net unrealized appreciation
(depreciation) on investments
and foreign currency
transactions	243,806,278	(313,900)	–	563,471,580	79,942,139	283,682,404
Net Assets	$1,090,814,271	$43,976,656	$558,107,490	$1,020,643,075	$585,734,143	$861,670,947

*Including:
Cost of investments	$850,777,585	$44,172,715	$519,322,920	$458,019,016	$501,946,469	$559,108,347
Market value of
repurchase agreements
(if greater than 10% of
Fund’s net assets)	–	–	346,798,000	–	137,113,000	–

**Cost of cash -
foreign currencies	79,854	–	–	–	–	–

DAVIS SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES – (Continued)

At December 31, 2006

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
CLASS A SHARES:
Net assets	$680,181,208	$22,134,316	$527,170,495	$818,053,649	$393,887,601	$573,374,698
Shares outstanding	24,717,902	4,008,923	527,170,495	17,230,183	13,256,857	12,352,457
Net asset value and redemption
price per share (net
assets ÷ shares outstanding)	$27.52	$5.52	$1.00	$47.48	$29.71	$46.42
Maximum offering price per
share (100 ÷ 95.25 of net
asset value)	$28.89	$5.80	N/A	$49.85	$31.19	$48.73

CLASS B SHARES:
Net assets	$81,787,631	$14,057,605	$24,343,248	$95,545,291	$51,101,906	$55,346,845
Shares outstanding	3,383,151	2,553,105	24,343,248	2,231,117	1,738,035	1,199,087
Net asset value, offering, and
redemption price per share (net
assets ÷ shares outstanding)	$24.17	$5.51	$1.00	$42.82	$29.40	$46.16

CLASS C SHARES:
Net assets	$260,254,191	$7,482,686	$6,513,747	$96,477,807	$90,692,149	$119,093,101
Shares outstanding	10,297,808	1,354,506	6,513,747	2,213,745	3,038,918	2,557,686
Net asset value, offering, and
redemption price per share (net
assets ÷ shares outstanding)	$25.27	$5.52	$1.00	$43.58	$29.84	$46.56

CLASS Y SHARES:
Net assets	$68,591,241	$302,049	$80,000	$10,566,328	$50,052,487	$113,856,303
Shares outstanding	2,424,711	54,246	80,000	218,407	1,677,479	2,432,117
Net asset value, offering, and
redemption price per share (net
assets ÷ shares outstanding)	$28.29	$5.57	$1.00	$48.38	$29.84	$46.81

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2006

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends:
Unaffiliated companies*	$6,777,775	$–	$–	$9,258,101	$3,973,172	$15,315,158
Affiliated companies	41,498	–	–	–	–	–
Interest	2,893,850	2,041,134	25,589,064	542,660	11,883,950	3,012,229
Total income	9,713,123	2,041,134	25,589,064	9,800,761	15,857,122	18,327,387
Expenses:
Management fees (Note 2)	5,707,345	140,745	2,431,073	5,768,474	3,259,322	4,843,206
Custodian fees	170,203	31,145	59,441	100,282	65,794	110,587
Transfer agent fees:
Class A	806,132	51,842	122,352	650,948	216,106	599,016
Class B	159,702	37,647	7,952	265,246	79,878	105,302
Class C	280,772	14,180	1,820	138,139	72,941	124,765
Class Y	61,723	486	11	15,024	14,157	21,941
Audit fees	18,000	13,200	20,400	32,400	18,000	21,600
Legal fees	15,695	844	8,733	15,625	8,047	13,070
Accounting fees (Note 2)	6,504	2,496	37,500	14,496	7,500	9,504
Reports to shareholders	187,495	11,895	75,977	193,404	94,219	200,962
Directors’ fees and expenses	83,219	4,179	44,754	82,646	42,962	68,636
Registration and filing fees	116,010	55,863	75,001	92,731	72,574	81,687
Interest expense	–	–	–	25,491	–	–
Miscellaneous	13,858	7,248	9,532	13,534	4,063	8,178
Distribution plan payments (Note 3):
Class A	1,387,577	44,939	–	1,284,854	628,543	1,121,415
Class B	901,368	200,800	–	1,382,997	632,070	741,838
Class C	1,972,380	64,747	–	904,960	684,080	1,068,432
Total expenses	11,887,983	682,256	2,894,546	10,981,251	5,900,256	9,140,139
Expenses paid indirectly (Note 6)	(4,455)	(114)	(232)	(2,612)	(8,128)	(1,681)
Net expenses	11,883,528	682,142	2,894,314	10,978,639	5,892,128	9,138,458
Net investment income (loss)	(2,170,405)	1,358,992	22,694,750	(1,177,878)	9,964,994	9,188,929

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies	58,520,174	(249,662)	–	56,403,064	29,040,048	121,716,343
Affiliated companies	(1,244,178)	–	–	–	–	–
Foreign currency transactions	(61,251)	–	–	–	–	(14,217)
Futures transactions	–	–	–	–	1,873,981	–
Net change in unrealized
appreciation (depreciation) on
investments	90,815,329	393,928	–	103,635,557	24,744,136	89,004,237
Net realized and unrealized gain
on investments and foreign
currency	148,030,074	144,266	–	160,038,621	55,658,165	210,706,363
Net increase in net assets
resulting from operations	$145,859,669	$1,503,258	$22,694,750	$158,860,743	$65,623,159	$219,895,292

*Net of foreign taxes withheld
as follows	$405,573	$–	$–	$–	$7,118	$–

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2006

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
OPERATIONS:
Net investment income (loss)	$(2,170,405)	$1,358,992	$22,694,750	$(1,177,878)	$9,964,994	$9,188,929
Net realized gain (loss) from
investments, futures,
and foreign currency
transactions	57,214,745	(249,662)	–	56,403,064	30,914,029	121,702,126
Net change in unrealized
appreciation (depreciation)
on investments	90,815,329	393,928	–	103,635,557	24,744,136	89,004,237
Net increase in net assets
resulting from operations	145,859,669	1,503,258	22,694,750	158,860,743	65,623,159	219,895,292

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income:
Class A	(5,291,977)	(670,775)	(21,023,920)	–	(6,666,711)	(9,548,734)
Class B	(65,691)	(521,377)	(1,354,193)	–	(804,288)	(749,869)
Class C	(248,935)	(167,561)	(314,810)	–	(942,081)	(1,271,259)
Class Y	(712,198)	(4,622)	(1,827)	–	(1,069,685)	(2,219,568)

Realized gains from investment
transactions:
Class A	(18,520,811)	–	–	(45,263,249)	(21,707,826)	(73,399,111)
Class B	(2,591,958)	–	–	(6,000,315)	(2,959,164)	(7,449,021)
Class C	(7,556,122)	–	–	(5,733,696)	(4,856,144)	(15,326,035)
Class Y	(1,813,117)	–	–	(577,417)	(2,771,152)	(14,140,327)

CAPITAL SHARE
TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital
share transactions (Note 5):
Class A	166,278,232	2,724,914	55,109,827	126,064,693	155,949,486	144,758,420
Class B	(25,868,112)	(11,186,543)	(10,909,401)	(109,337,685)	(28,830,720)	(45,326,053)
Class C	85,776,963	2,091,811	606,421	(7,011,071)	31,850,191	9,738,136
Class Y	11,287,605	186,951	80,000	(2,417,921)	10,525,741	22,714,346

Total increase (decrease)
in net assets	346,533,548	(6,043,944)	44,886,847	108,584,082	193,340,806	227,676,217

NET ASSETS:
Beginning of year	744,280,723	50,020,600	513,220,643	912,058,993	392,393,337	633,994,730
End of year*	$1,090,814,271	$43,976,656	$558,107,490	$1,020,643,075	$585,734,143	$861,670,947

*Including overdistributed net
investment income of	$(2,323,805)	$–	$–	$–	$(287,823)	$(11,574,029)

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2005

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
OPERATIONS:
Net investment income (loss)	$(422,821)	$1,145,235	$14,583,614	$(1,943,026)	$6,294,705	$7,583,552
Net realized gain (loss) from
investments, options, and
foreign currency
transactions	20,697,247	(244,163)	–	61,134,819	16,194,444	76,881,565
Net change in unrealized
appreciation (depreciation)
on investments	31,135,605	(599,392)	–	3,880,395	(1,220,091)	(11,583,489)
Net increase in net assets
resulting from operations	51,410,031	301,680	14,583,614	63,072,188	21,269,058	72,881,628

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income:
Class A	(4,251,216)	(538,167)	(13,274,630)	–	(4,274,477)	(7,183,940)
Class B	(191,375)	(639,096)	(1,117,620)	–	(1,068,191)	(1,291,175)
Class C	(294,601)	(128,274)	(191,364)	–	(603,910)	(1,225,122)
Class Y	(406,750)	(5,297)		–	(816,652)	(1,796,648)

Realized gains from investment
transactions:
Class A	(10,852,744)	–	–	(26,383,354)	(4,940,686)	(29,108,094)
Class B	(2,666,107)	–	–	(9,364,918)	(1,739,725)	(7,151,456)
Class C	(3,817,725)	–	–	(4,396,808)	(1,206,649)	(7,518,099)
Class Y	(756,743)	–	–	(498,295)	(817,068)	(6,148,349)

CAPITAL SHARE
TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital
share transactions (Note 5):
Class A	114,647,740	659,343	(46,589,118)	12,529,196	71,612,560	52,659,611
Class B	(12,821,053)	(9,161,956)	(11,729,691)	(87,496,299)	(6,725,200)	(40,170,726)
Class C	52,699,956	(1,219,277)	(841,326)	(11,642,782)	20,055,306	6,381,004
Class Y	31,541,664	(101,512)	–	1,419,527	6,345,866	8,661,846

Total increase (decrease)
in net assets	214,241,077	(10,832,556)	(59,160,135)	(62,761,545)	97,090,232	38,990,480

NET ASSETS:
Beginning of year	530,039,646	60,853,156	572,380,778	974,820,538	295,303,105	595,004,250
End of year*	$744,280,723	$50,020,600	$513,220,643	$912,058,993	$392,393,337	$633,994,730

*Including overdistributed net
investment income of	$(4,239,135)	$–	$–	$–	$(752,710)	$(6,959,311)

See Notes to Financial Statements

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as "junk bonds”.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C, and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of the Davis Government Money Market Fund, which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses, are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

A.   VALUATION OF SECURITIES – The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days, are valued at market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B.   MASTER REPURCHASE AGREEMENTS – The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.   CURRENCY TRANSLATION – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D.   FOREIGN CURRENCY – The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

D.	FOREIGN CURRENCY – (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statements of operations.

E.   FEDERAL INCOME TAXES – It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required. At December 31, 2006, Davis Government Bond Fund had approximately $41,000 of post October 2006 losses available to offset future capital gains, if any, which expire in 2015. At December 31, 2006, Davis Government Bond Fund had available for Federal Income Tax purposes unused capital loss carryforwards as follows:

DAVIS
GOVERNMENT
BOND FUND
Expiring
12/31/2007	$1,973,000
12/31/2008	906,000
12/31/2009	–
12/31/2010	–
12/31/2011	2,128,000
12/31/2012	1,243,000
12/31/2013	403,000
12/31/2014	304,000
Total	$6,957,000

F.   USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.   INDEMNIFICATION – Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with its service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

H.   SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include returns of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

I.    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2006, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $10,404,536 and a corresponding decrease in accumulated net realized gain; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $5,343 and a corresponding increase in accumulated net realized loss; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,177,878, a decrease to accumulated net realized gain of $10,803, and a decrease in additional paid in capital of $1,167,075; for Davis Appreciation & Income Fund, amounts have been reclassified to reflect an increase in overdistributed income of $17,342 and a corresponding increase in accumulated net realized gain; for Davis Real Estate Fund, amounts have been reclassified to reflect a increase in overdistributed net investment income of $14,217 and a corresponding increase in accumulated net realized gain.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

I.	DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - (Continued)

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	Ordinary Income	Long-Term Capital	Total
		Gain

Davis Opportunity Fund
2006	$6,867,261	$29,933,548	$36,800,809
2005	5,891,121	17,346,140	23,237,261
Davis Government Bond Fund
2006	1,364,335	–	1,364,335
2005	1,310,834	–	1,310,834
Davis Government Money Market Fund
2006	22,694,750	–	22,694,750
2005	14,583,614	–	14,583,614
Davis Financial Fund
2006	–	57,574,677	57,574,677
2005	–	40,643,375	40,643,375
Davis Appreciation & Income Fund
2006	10,104,987	31,672,064	41,777,051
2005	6,763,230	8,704,128	15,467,358
Davis Real Estate Fund
2006	18,308,711	105,795,213	124,103,924
2005	13,698,151	47,724,732	61,422,883

As of December 31, 2006 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Undistrubuted net investment income:	$14,215,650	$-	$-	$-	$5,086,415
Accumulated net realized losses from investment and foreign currency transactions	-	(6,998,662)	-	-	-
Undistributed long term capital gain	4,045,519	–	2,867,410	4,663,140	38,163,570
Net unrealized appreciation (depreciation) on investments	232,408,584	(313,900)	563,471,580	79,819,033	281,631,570
Total	$250,669,753	$(7,312,562)	$566,338,990	$84,452,173	$324,881,312

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

J.    NEW ACCOUNTING PROUNCEMENT - In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Funds are required to record any change in NAV related to the implementation of FIN 48 no later than the last business day of the semi-annual reporting period, and the effects of FIN 48 would be reflected in the Funds’ Semi-Annual Report. The Funds do not believe the impact from adopting FIN 48 will materially impact the financial statement amounts.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to Davis Advisors, the Funds’ investment adviser (the “Adviser”). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million. The fee for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.75% for the first $250 million of average net assets, 0.65% on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended December 31, 2006, approximated 0.63%, 0.47%, 0.63%, 0.70%, and 0.65% of average net assets for the Davis Opportunity Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively. The fee for the Davis Government Bond Fund is 0.30%.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2006 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $64,314, $5,839, $10,135, $76,003, $32,017, and $44,999, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain accounting services. The fee for these services for the year ended December 31, 2006 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500, and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -

(Continued)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended December 31, 2006, Davis Distributors, LLC, the Funds’ Underwriter (the “Underwriter” or “Distributor”) received $1,988,008, $35,931, $356,717, $990,894, and $1,031,669 from commissions earned on sales of Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, of which $302,040, $5,302, $53,222, $154,136, and $161,119 was retained by the Underwriter and the remaining $1,685,968, $30,629, $303,495, $836,758, and $870,550 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses, in excess of those required to be filed as part of the Funds’ registration statement, sales literature, and other expenses assumed or incurred in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund for the year ended December 31, 2006 was $1,387,577, $44,939, $1,284,854, $628,543, and $1,121,415, respectively.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (Continued)

CLASS B SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended December 31, 2006, Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund made distribution plan payments which included distribution fees of $677,557, $150,773, $1,040,835, $474,779, and $557,711, respectively and service fees of $223,811, $50,027, $342,162, $157,291, and $184,127, respectively.

Commission advances by the Distributor during the year ended December 31, 2006 on the sale of Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $357,877, $12,769, $90,048, $196,908, and $122,051, respectively, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund in the amounts of $2,740,400, $5,187,209, $25,985,054, $7,836,259, and $15,074,177, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds’ Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2006, the Distributor received contingent deferred sales charges from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund of $90,313, $47,168, $133,099, $71,517, and $64,970, respectively.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (Continued)

CLASS C SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class C shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

Each of the Class C shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund’s Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the NASD, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended December 31, 2006, Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund made distribution plan payments which included distribution fees of $1,479,285, $48,560, $678,720, $513,060, and $801,324, respectively, and service fees of $493,095, $16,187, $226,240, $171,020, and $267,108, respectively.

Commission advances by the Distributor during the year ended December 31, 2006, on the sale of Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $957,915, $20,130, $66,747, $328,803, $221,792, respectively, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon redemption of certain Class C shares of the Funds within the first year of the original purchase. During the year ended December 31, 2006, the Distributor received $21,129, $2,362, $5,922, $10,965, and $14,058 in contingent deferred sales charges from Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2006 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$482,069,426	$31,352,199	$38,228,366	$200,132,634	$312,805,598
Proceeds of sales	$346,962,118	$29,036,801	$102,000,833	$99,900,009	$260,851,116

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 5 – CAPITAL STOCK

At December 31, 2006, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.1 billion shares are designated to the Davis Government Money Market Fund. Transactions in capital stock were as follows:

CLASS A	Year ended December 31, 2006
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	8,853,275	2,067,050	691,049,352	4,130,008	5,876,663	3,657,514
Shares issued in reinvestment
of distributions	865,959	100,119	20,951,367	932,852	761,194	1,680,048
	9,719,234	2,167,169	712,000,719	5,062,860	6,637,857	5,337,562
Shares redeemed	(3,395,374)	(1,671,854)	(656,890,892)	(2,306,098)	(1,420,708)	(2,245,293)
Net increase	6,323,860	495,315	55,109,827	2,756,762	5,217,149	3,092,269

Proceeds from shares sold	$231,728,249	$11,361,182	$691,049,352	$185,066,438	$175,165,737	$169,368,516
Proceeds from shares issued in
reinvestment of distributions	23,216,363	550,532	20,951,367	42,780,604	22,613,964	79,129,231
	254,944,612	11,911,714	712,000,719	227,847,042	197,779,701	248,497,747
Cost of shares redeemed	(88,666,380)	(9,186,800)	(656,890,892)	(101,782,349)	(41,830,215)	(103,739,327)
Net increase	$166,278,232	$2,724,914	$55,109,827	$126,064,693	$155,949,486	$144,758,420

CLASS A	Year ended December 31, 2005
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	7,474,120	1,195,213	523,985,374	2,416,490	3,262,203	2,626,293
Shares issued in reinvestment
of distributions	614,243	80,966	13,239,222	590,153	269,698	863,281
	8,088,363	1,276,179	537,224,596	3,006,643	3,531,901	3,489,574
Shares redeemed	(3,250,613)	(1,157,922)	(583,813,714)	(2,761,678)	(934,775)	(2,158,861)
Net increase (decrease)	4,837,750	118,257	(46,589,118)	244,965	2,597,126	1,330,713

Proceeds from shares sold	$177,189,366	$6,626,788	$523,985,374	$99,045,919	$89,889,050	$103,892,344
Proceeds from shares issued in
reinvestment of distributions	14,784,827	448,555	13,239,222	25,234,942	7,503,464	34,735,967
	191,974,193	7,075,343	537,224,596	124,280,861	97,392,514	138,628,311
Cost of shares redeemed	(77,326,453)	(6,416,000)	(583,813,714)	(111,751,665)	(25,779,954)	(85,968,700)
Net increase (decrease)	$114,647,740	$659,343	$(46,589,118)	$12,529,196	$71,612,560	$52,659,611

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 5 – CAPITAL STOCK – (Continued)

CLASS B	Year ended December 31, 2006
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	723,896	1,202,808	12,719,857	88,818	410,149	133,037
Shares issued in reinvestment
of distributions	102,403	70,651	1,216,032	133,179	109,719	154,883
	826,299	1,273,459	13,935,889	221,997	519,868	287,920
Shares redeemed	(1,944,911)	(3,312,167)	(24,845,290)	(2,936,783)	(1,502,981)	(1,262,307)
Net decrease	(1,118,612)	(2,038,708)	(10,909,401)	(2,714,786)	(983,113)	(974,387)

Proceeds from shares sold	$16,593,785	$6,583,218	$12,719,857	$3,577,984	$11,988,974	$6,095,604
Proceeds from shares issued in
reinvestment of distributions	2,413,613	387,311	1,216,032	5,513,594	3,221,416	7,246,300
	19,007,398	6,970,529	13,935,889	9,091,578	15,210,390	13,341,904
Cost of shares redeemed	(44,875,510)	(18,157,072)	(24,845,290)	(118,429,263)	(44,041,110)	(58,667,957)
Net decrease	$(25,868,112)	$(11,186,543)	$(10,909,401)	$(109,337,685)	$(28,830,720)	$(45,326,053)

CLASS B	Year ended December 31, 2005
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	804,095	1,397,765	19,867,409	123,761	550,055	204,563
Shares issued in reinvestment
of distributions	123,661	89,776	1,001,610	218,032	88,627	187,101
	927,756	1,487,541	20,869,019	341,793	638,682	391,664
Shares redeemed	(1,539,731)	(3,144,641)	(32,598,710)	(2,678,426)	(880,536)	(1,408,247)
Net decrease	(611,975)	(1,657,100)	(11,729,691)	(2,336,633)	(241,854)	(1,016,583)

Proceeds from shares sold	$16,836,360	$7,737,383	$19,867,409	$4,689,609	$14,970,621	$7,966,899
Proceeds from shares issued in
reinvestment of distributions	2,629,047	496,196	1,001,610	8,544,698	2,439,268	7,479,288
	19,465,407	8,233,579	20,869,019	13,234,307	17,409,889	15,446,187
Cost of shares redeemed	(32,286,460)	(17,395,535)	(32,598,710)	(100,730,606)	(24,135,089)	(55,616,913)
Net decrease	$(12,821,053)	$(9,161,956)	$(11,729,691)	$(87,496,299)	$(6,725,200)	$(40,170,726)

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 5 – CAPITAL STOCK – (Continued)

CLASS C	Year ended December 31, 2006
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	4,185,495	1,068,102	9,265,366	208,006	1,231,852	522,320
Shares issued in reinvestment
of distributions	301,914	26,182	291,137	125,694	177,052	324,534
	4,487,409	1,094,284	9,556,503	333,700	1,408,904	846,854
Shares redeemed	(931,786)	(712,670)	(8,950,082)	(515,083)	(344,442)	(649,132)
Net increase (decrease)	3,555,623	381,614	606,421	(181,383)	1,064,462	197,722

Proceeds from shares sold	$100,644,991	$5,868,455	$9,265,366	$8,577,041	$36,794,075	$24,189,121
Proceeds from shares issued in
reinvestment of distributions	7,439,149	144,042	291,137	5,295,503	5,279,632	15,321,617
	108,084,140	6,012,497	9,556,503	13,872,544	42,073,707	39,510,738
Cost of shares redeemed	(22,307,177)	(3,920,686)	(8,950,082)	(20,883,615)	(10,223,516)	(29,772,602)
Net increase (decrease)	$85,776,963	$2,091,811	$606,421	$(7,011,071)	$31,850,191	$9,738,136

CLASS C	Year ended December 31, 2005
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	2,929,518	543,976	7,107,917	227,352	893,529	492,010
Shares issued in reinvestment
of distributions	173,609	18,894	166,947	102,004	58,122	193,759
	3,103,127	562,870	7,274,864	329,356	951,651	685,769
Shares redeemed	(709,529)	(782,833)	(8,116,190)	(640,443)	(230,964)	(516,717)
Net increase (decrease)	2,393,598	(219,963)	(841,326)	(311,087)	720,687	169,052

Proceeds from shares sold	$64,264,886	$3,015,124	$7,107,917	$8,691,343	$24,810,716	$19,333,702
Proceeds from shares issued in
reinvestment of distributions	3,852,380	104,752	166,947	4,062,791	1,624,027	7,811,945
	68,117,266	3,119,876	7,274,864	12,754,134	26,434,743	27,145,647
Cost of shares redeemed	(15,417,310)	(4,339,153)	(8,116,190)	(24,396,916)	(6,379,437)	(20,764,643)
Net increase (decrease)	$52,699,956	$(1,219,277)	$(841,326)	$(11,642,782)	$20,055,306	$6,381,004

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 5 – CAPITAL STOCK – (Continued)

			July 17, 2006
			(Inception
			of Class)
			through
	Year ended		December 31,	Year ended
CLASS Y	December 31, 2006		2006	December 31, 2006
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund

Shares sold	844,556	43,648	100,000	47,012	425,649	381,684
Shares issued in reinvestment
of distributions	87,228	709	–	11,404	119,315	335,852
	931,784	44,357	100,000	58,416	544,964	717,536
Shares redeemed	(517,113)	(10,764)	(20,000)	(114,136)	(190,583)	(238,511)
Net increase (decrease)	414,671	33,593	80,000	(55,720)	354,381	479,025

Proceeds from shares sold	$22,664,351	$242,650	$100,000	$2,088,509	$12,661,386	$18,300,390
Proceeds from shares
issued in reinvestment
of distributions	2,403,144	3,934	–	532,886	3,558,924	15,953,777
	25,067,495	246,584	100,000	2,621,395	16,220,310	34,254,167
Cost of shares redeemed	(13,779,890)	(59,633)	(20,000)	(5,039,316)	(5,694,569)	(11,539,821)
Net increase (decrease)	$11,287,605	$186,951	$80,000	$(2,417,921)	$10,525,741	$22,714,346

CLASS Y	Year ended December 31, 2005
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund

Shares sold	1,498,422	4,262	109,142	217,671	164,400
Shares issued in reinvestment
of distributions	43,992	816	10,606	56,309	195,883
	1,542,414	5,078	119,748	273,980	360,283
Shares redeemed	(258,467)	(23,255)	(85,605)	(46,900)	(147,583)
Net increase (decrease)	1,283,947	(18,177)	34,143	227,080	212,700

Proceeds from shares sold	$36,772,410	$23,808	$4,500,930	$6,074,519	$6,759,625
Proceeds from shares
issued in reinvestment
of distributions	1,087,489	4,560	460,920	1,571,611	7,940,229
	37,859,899	28,368	4,961,850	7,646,130	14,699,854
Cost of shares redeemed	(6,318,235)	(129,880)	(3,542,323)	(1,300,264)	(6,038,008)
Net increase (decrease)	$31,541,664	$(101,512)	$1,419,527	$6,345,866	$8,661,846

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 6 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custody fees are reduced for earnings on cash balances. Such reductions amounted to $4,455, $114, $232, $2,612, $8,128, and $1,681 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2006.

NOTE 7 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At December 31, 2006, Davis Financial Fund had no borrowings outstanding. For the year ended December 31, 2006, the average daily loan balance was $687,568 at an average interest rate of 5.53704%. Davis Financial Fund had gross borrowings and gross repayments of $38,255,000 for each, during the year ended December 31, 2006. The maximum amount of borrowings outstanding at any month end was $2,308,000. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings outstanding for the year ended December 31, 2006.

NOTE 8 – OPTION ACTIVITY

Each Fund may purchase or sell options (including “put options”) to pursue its investment objective or for hedging purposes. When selling a put option, the purchaser receives the right to sell, and the writer (“Fund”) the obligation to buy, the underlying investment at the exercise price during the option period.

When writing a put option on a security, to secure its obligation to pay for the underlying security, each Fund will deposit, in escrow, liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund therefore, foregoes the opportunity of investing the segregated assets. The premium each Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, each Fund also assumes the obligation, during the option period, to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. See the Statement of Additional Information for more information concerning the Funds’ use of options.

Options are valued daily based upon the Funds’ valuation procedures (Note 1) and unrealized appreciation or depreciation is recorded. Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are reported in the Statements of Operations.

There was no written put option activity for the year ended December 31, 2006.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 9 - FINANCIAL FUTURES CONTRACT ACTIVITY

Each Fund may purchase or sell financial futures contracts to pursue its investment objective or for hedging purposes. A financial futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. A fund can use financial futures to establish a position in the securities market as a temporary substitute for purchasing particular securities. A fund might also use financial futures contracts to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. For example, a fund may purchase a futures contract on the S&P 500® Index without owning the underlying securities as an efficient or cost effective means to gain broad exposure to the equity market.

Upon entering into a futures contract a fund is required to deposit cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in margin accounts to cover initial margin requirements on open futures contacts would be noted in the Schedule of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statements of Operations.

The risks of investing in futures contacts are described in the Statement of Additional Information.

As of December 31, 2006, none of the Funds had any open futures contracts.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2006

NOTE 10 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Appreciation & Income Fund amounted to $31,038,862 or 5.30% of the Fund’s net assets as of December 31, 2006.

Fund	Security	Acquisition Date	Principal	Units	Cost per Unit	Valuation per Unit as of December 31, 2006

Davis Appreciation & Income Fund	Lehman Brothers Holdings Inc., Conv. Notes, (Convertible into Devon Energy Corp.), 0.25%, 08/23/11	8/16/04	$12,400,000	124,000	$100.00	$172.700
Davis Appreciation & Income Fund	News America Inc., Conv. Notes, Zero Cpn., 3.38%, 02/28/21	10/07/03	$16,050,000	160,500	$62.20	$59.963

NOTE 11 – LITIGATION MATTERS

On June 2, 2004, a proposed class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of investors in certain mutual funds (“Funds”) managed by Davis Selected Advisers L.P. (“Davis Advisors”) including the Davis Funds. The plaintiffs claim that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the “Defendants”) used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States District Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005, the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration, which was denied in November 2005. In December 2005, the plaintiffs filed an appeal with the United States Court of Appeals for the Second Circuit. The appeal was withdrawn in March 2006.

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended 12/31/2006	$24.29	$– [3,5]	$4.25	$4.25
Year ended 12/31/2005	23.20	0.05 [3]	1.88	1.93
Year ended 12/31/2004	20.47	0.08	2.65	2.73
Year ended 12/31/2003	14.53	(0.07)	6.01	5.94
Year ended 12/31/2002	16.81	(0.07)	(2.21)	(2.28)
Davis Opportunity Fund Class B:
Year ended 12/31/2006	21.44	(0.18)[3]	3.72	3.54
Year ended 12/31/2005	20.55	(0.13)[3]	1.66	1.53
Year ended 12/31/2004	18.28	(0.08)	2.35	2.27
Year ended 12/31/2003	13.07	(0.19)	5.40	5.21
Year ended 12/31/2002	15.24	(0.17)	(2.00)	(2.17)
Davis Opportunity Fund Class C:
Year ended 12/31/2006	22.37	(0.18)[3]	3.90	3.72
Year ended 12/31/2005	21.42	(0.13)[3]	1.73	1.60
Year ended 12/31/2004	19.05	(0.06)	2.43	2.37
Year ended 12/31/2003	13.62	(0.17)	5.60	5.43
Year ended 12/31/2002	15.89	(0.16)	(2.11)	(2.27)
Davis Opportunity Fund Class Y:
Year ended 12/31/2006	24.95	0.07 [3]	4.37	4.44
Year ended 12/31/2005	23.81	0.13 [3]	1.93	2.06
Year ended 12/31/2004	20.93	0.17	2.71	2.88
Year ended 12/31/2003	14.80	(0.02)	6.15	6.13
Year ended 12/31/2002	17.07	(0.02)	(2.25)	(2.27)
Davis Government Bond Fund Class A:
Year ended 12/31/2006	5.50	0.18	0.02	0.20
Year ended 12/31/2005	5.60	0.15	(0.10)	0.05
Year ended 12/31/2004	5.73	0.14	(0.13)	0.01
Year ended 12/31/2003	5.92	0.09	(0.08)	0.01
Year ended 12/31/2002	5.68	0.21	0.27	0.48
Davis Government Bond Fund Class B:
Year ended 12/31/2006	5.49	0.14	0.02	0.16
Year ended 12/31/2005	5.59	0.12	(0.10)	0.02
Year ended 12/31/2004	5.71	0.10	(0.12)	(0.02)
Year ended 12/31/2003	5.91	0.03	(0.08)	(0.05)
Year ended 12/31/2002	5.66	0.17	0.28	0.45

Dividends and Distributions
Dividends from Net Investment Income	Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000 omitted)	Ratio of Expenses To Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
										Gross	Net[4]

$(0.23)	$(0.79)	$–	$–	$–		$(1.02)	$27.52	17.59%	$680,181	1.10%	1.10%	(0.02)%
(0.24)	(0.60)	–	–	–		(0.84)	24.29	8.33	446,794	1.15	1.15	0.18
–	–	–	–	–		–	23.20	13.34	314,526	1.20	1.20	0.39
–	–	–	–	–		–	20.47	40.88	204,015	1.30	1.30	(0.47)
–	–	–	–	–		–	14.53	(13.56)	111,685	1.31	1.31	(0.49)

(0.02)	(0.79)	–	–	–		(0.81)	24.17	16.60	81,788	1.88	1.88	(0.80)
(0.04)	(0.60)	–	–	–		(0.64)	21.44	7.49	96,501	1.92	1.90	(0.57)
–	–	–	–	–		–	20.55	12.42	105,077	1.97	1.97	(0.38)
–	–	–	–	–		–	18.28	39.86	96,854	2.06	2.06	(1.23)
–	–	–	–	–		–	13.07	(14.24)	68,895	2.09	2.09	(1.27)

(0.03)	(0.79)	–	–	–		(0.82)	25.27	16.70	260,254	1.84	1.84	(0.76)
(0.05)	(0.60)	–	–	–		(0.65)	22.37	7.48	150,844	1.91	1.90	(0.57)
–	–	–	–	–		–	21.42	12.44	93,149	1.97	1.97	(0.38)
–	–	–	–	–		–	19.05	39.87	59,174	2.05	2.05	(1.22)
–	–	–	–	–		–	13.62	(14.29)	38,793	2.06	2.06	(1.24)

(0.31)	(0.79)	–	–	–		(1.10)	28.29	17.91	68,591	0.81	0.81	0.27
(0.32)	(0.60)	–	–	–		(0.92)	24.95	8.70	50,142	0.85	0.85	0.48
–	–	–	–	–		–	23.81	13.76	17,287	0.86	0.86	0.73
–	–	–	–	–		–	20.93	41.42	6,577	0.93	0.93	(0.10)
–	–	–	–	–		–	14.80	(13.30)	4,353	0.93	0.93	(0.11)

(0.18)	–	–	–	–		(0.18)	5.52	3.73	22,134	1.05	1.05	3.30
(0.15)	–	–	–	–		(0.15)	5.50	0.98	19,340	1.10	1.08	2.52
(0.14)	–	–	–	–	[5]	(0.14)	5.60	0.17	19,025	1.25	1.25	1.84
(0.17)	–	–	–	(0.03)		(0.20)	5.73	0.10	25,168	1.13	1.13	1.96
(0.23)	–	(0.01)	–	–		(0.24)	5.92	8.66	29,892	1.08	1.08	3.40

(0.14)	–	–	–	–		(0.14)	5.51	3.02	14,058	1.76	1.76	2.59
(0.12)	–	–	–	–		(0.12)	5.49	0.33	25,208	1.79	1.77	1.83
(0.10)	–	–	–	–	[5]	(0.10)	5.59	(0.33)	34,921	1.89	1.89	1.20
(0.12)	–	–	–	(0.03)		(0.15)	5.71	(0.80)	62,549	1.82	1.82	1.27
(0.19)	–	(0.01)	–	–		(0.20)	5.91	8.05	99,461	1.82	1.82	2.66

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS – (Continued)

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class C:
Year ended 12/31/2006	$5.51	$0.14	$0.01	$0.15
Year ended 12/31/2005	5.61	0.12	(0.10)	0.02
Year ended 12/31/2004	5.73	0.10	(0.12)	(0.02)
Year ended 12/31/2003	5.93	0.01	(0.06)	(0.05)
Year ended 12/31/2002	5.68	0.17	0.28	0.45
Davis Government Bond Fund Class Y:
Year ended 12/31/2006	5.55	0.19	0.02	0.21
Year ended 12/31/2005	5.65	0.17	(0.10)	0.07
Year ended 12/31/2004	5.77	0.15	(0.12)	0.03
Year ended 12/31/2003	5.97	0.11	(0.10)	0.01
Year ended 12/31/2002	5.72	0.22	0.28	0.50
Davis Government Money Market Fund Class A, B, C & Y:
Year ended 12/31/2006	1.000	0.044	–	0.044
Year ended 12/31/2005	1.000	0.026	–	0.026
Year ended 12/31/2004	1.000	0.008	–	0.008
Year ended 12/31/2003	1.000	0.006	–	0.006
Year ended 12/31/2002	1.000	0.014	–	0.014
Davis Financial Fund Class A:
Year ended 12/31/2006	42.40	0.04	7.81	7.85
Year ended 12/31/2005	41.00	0.04	3.27	3.31
Year ended 12/31/2004	36.57	0.02	4.41	4.43
Year ended 12/31/2003	26.72	0.08	9.77	9.85
Year ended 12/31/2002	32.98	0.06	(6.32)	(6.26)
Davis Financial Fund Class B:
Year ended 12/31/2006	38.83	(0.33)[3]	7.09	6.76
Year ended 12/31/2005	38.03	(0.29)[3]	3.00	2.71
Year ended 12/31/2004	34.22	(0.33)	4.14	3.81
Year ended 12/31/2003	25.21	(0.18)	9.19	9.01
Year ended 12/31/2002	31.39	(0.21)	(5.97)	(6.18)
Davis Financial Fund Class C:
Year ended 12/31/2006	39.46	(0.32)[3]	7.21	6.89
Year ended 12/31/2005	38.62	(0.30)[3]	3.05	2.75
Year ended 12/31/2004	34.75	(0.32)	4.19	3.87
Year ended 12/31/2003	25.61	(0.18)	9.32	9.14
Year ended 12/31/2002	31.88	(0.21)	(6.06)	(6.27)

Dividends and Distributions
Dividends from Net Investment Income	Distributions from Realized Gains	Distributions in Excess of Net Investment Income		Distributions in Excess of Net Realized Gains	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000 omitted)	Ratio of Expenses To Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
											Gross	Net[4]

$(0.14)	$–	$–		$–	$–		$(0.14)	$5.52	2.78%	$7,483	1.79%	1.79%	2.56%
(0.12)	–	–		–	–		(0.12)	5.51	0.29	5,358	1.84	1.82	1.78
(0.10)	–	–		–	–	[5]	(0.10)	5.61	(0.34)	6,688	1.93	1.93	1.16
(0.12)	–	–		–	(0.03)		(0.15)	5.73	(0.80)	12,955	1.85	1.85	1.24
(0.19)	–	(0.01)		–	–		(0.20)	5.93	8.03	25,107	1.83	1.83	2.65

(0.19)	–	–		–	–		(0.19)	5.57	3.86	302	0.93	0.93	3.42
(0.17)	–	–		–	–		(0.17)	5.55	1.22	115	0.98	0.97	2.63
(0.15)	–	–		–	–	[5]	(0.15)	5.65	0.61	219	1.02	1.02	2.07
(0.18)	–	–		–	(0.03)		(0.21)	5.77	0.17	263	0.92	0.92	2.17
(0.25)	–	–	[5]	–	–		(0.25)	5.97	9.05	296	0.88	0.88	3.60

(0.044)	–	–		–	–		(0.044)	1.000	4.47	558,107	0.56	0.56	4.41
(0.026)	–	–		–	–		(0.026)	1.000	2.68	513,221	0.57	0.56	2.65
(0.008)	–	–		–	–		(0.008)	1.000	0.83	572,381	0.58	0.58	0.83
(0.006)	–	–		–	–		(0.006)	1.000	0.62	571,431	0.60	0.60	0.62
(0.014)	–	–		–	–		(0.014)	1.000	1.38	600,912	0.59	0.59	1.35

–	(2.77)	–		–	–		(2.77)	47.48	18.74	818,054	0.98	0.98	0.09
–	(1.91)	–		–	–		(1.91)	42.40	8.03	613,683	0.99	0.98	0.10
–	–	–		–	–		–	41.00	12.11	583,387	1.01	1.01	0.05
–	–	–		–	–		–	36.57	36.86	535,300	1.10	1.10	0.27
–	–	–		–	–		–	26.72	(18.98)	415,641	1.11	1.11	0.18

–	(2.77)	–		–	–		(2.77)	42.82	17.65	95,545	1.88	1.88	(0.81)
–	(1.91)	–		–	–		(1.91)	38.83	7.08	192,049	1.88	1.85	(0.77)
–	–	–		–	–		–	38.03	11.13	276,945	1.88	1.88	(0.82)
–	–	–		–	–		–	34.22	35.74	304,513	1.98	1.98	(0.61)
–	–	–		–	–		–	25.21	(19.69)	270,645	1.95	1.95	(0.66)

–	(2.77)	–		–	–		(2.77)	43.58	17.70	96,478	1.85	1.85	(0.78)
–	(1.91)	–		–	–		(1.91)	39.46	7.07	94,512	1.87	1.85	(0.77)
–	–	–		–	–		–	38.62	11.14	104,508	1.89	1.89	(0.83)
–	–	–		–	–		–	34.75	35.69	108,557	1.99	1.99	(0.62)
–	–	–		–	–		–	25.61	(19.67)	94,557	1.96	1.96	(0.67)

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS – (Continued)

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Financial Fund Class Y:
Year ended 12/31/2006	$43.10	$0.11		$7.94	$8.05
Year ended 12/31/2005	41.59	0.09		3.33	3.42
Year ended 12/31/2004	37.03	0.09		4.47	4.56
Year ended 12/31/2003	27.00	0.17		9.86	10.03
Year ended 12/31/2002	33.27	0.14		(6.41)	(6.27)
Davis Appreciation & Income Fund Class A:
Year ended 12/31/2006	27.94	0.68		3.52	4.20
Year ended 12/31/2005	27.50	0.59		1.11	1.70
Year ended 12/31/2004	24.95	0.65		2.57	3.22
Year ended 12/31/2003	20.30	0.74		4.65	5.39
Year ended 12/31/2002	21.36	0.80		(1.06)	(0.26)
Davis Appreciation & Income Fund Class B:
Year ended 12/31/2006	27.67	0.45	[3]	3.46	3.91
Year ended 12/31/2005	27.25	0.35		1.08	1.43
Year ended 12/31/2004	24.72	0.41		2.54	2.95
Year ended 12/31/2003	20.13	0.52		4.59	5.11
Year ended 12/31/2002	21.16	0.60		(1.03)	(0.43)
Davis Appreciation & Income Fund Class C:
Year ended 12/31/2006	28.06	0.45	[3]	3.51	3.96
Year ended 12/31/2005	27.62	0.36		1.10	1.46
Year ended 12/31/2004	25.06	0.42		2.57	2.99
Year ended 12/31/2003	20.40	0.53		4.66	5.19
Year ended 12/31/2002	21.45	0.61		(1.05)	(0.44)
Davis Appreciation & Income Fund Class Y:
Year ended 12/31/2006	28.05	0.76		3.54	4.30
Year ended 12/31/2005	27.61	0.66		1.11	1.77
Year ended 12/31/2004	25.04	0.71		2.58	3.29
Year ended 12/31/2003	20.38	0.78		4.66	5.44
Year ended 12/31/2002	21.43	0.84		(1.05)	(0.21)
Davis Real Estate Fund Class A:
Year ended 12/31/2006	40.23	0.61	[3]	13.28	13.89
Year ended 12/31/2005	39.52	0.59		4.37	4.96
Year ended 12/31/2004	30.32	0.64		9.32	9.96
Year ended 12/31/2003	22.79	0.90		7.53	8.43
Year ended 12/31/2002	22.29	0.82		0.50	1.32

Dividends and Distributions
Dividends from Net Investment Income	Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000 omitted)	Ratio of Expenses To Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
									Gross	Net[4]

$–	$(2.77)	$–	$–	$–	$(2.77)	$48.38	18.90%	$10,566	0.84%	0.84%	0.23%
–	(1.91)	–	–	–	(1.91)	43.10	8.18	11,815	0.85	0.84	0.24
–	–	–	–	–	–	41.59	12.31	9,980	0.85	0.85	0.21
–	–	–	–	–	–	37.03	37.15	11,563	0.91	0.91	0.46
–	–	–	–	–	–	27.00	(18.85)	12,727	0.88	0.88	0.41

(0.64)	(1.79)	–	–	–	(2.43)	29.71	15.19	393,888	1.06	1.06	2.35
(0.62)	(0.64)	–	–	–	(1.26)	27.94	6.29	224,600	1.07	1.07	2.12
(0.67)	–	–	–	–	(0.67)	27.50	13.08	149,687	1.08	1.08	2.52
(0.74)	–	–	–	–	(0.74)	24.95	26.94	114,003	1.10	1.10	3.38
(0.80)	–	–	–	–	(0.80)	20.30	(1.21)	80,751	1.09	1.09	3.69

(0.39)	(1.79)	–	–	–	(2.18)	29.40	14.20	51,102	1.89	1.89	1.52
(0.37)	(0.64)	–	–	–	(1.01)	27.67	5.30	75,289	1.94	1.93	1.26
(0.42)	–	–	–	–	(0.42)	27.25	12.06	80,729	1.99	1.99	1.61
(0.52)	–	–	–	–	(0.52)	24.72	25.71	72,181	2.03	2.03	2.45
(0.60)	–	–	–	–	(0.60)	20.13	(2.01)	53,326	2.03	2.03	2.75

(0.39)	(1.79)	–	–	–	(2.18)	29.84	14.22	90,692	1.88	1.87	1.54
(0.38)	(0.64)	–	–	–	(1.02)	28.06	5.34	55,395	1.93	1.93	1.26
(0.43)	–	–	–	–	(0.43)	27.62	12.05	34,627	1.98	1.98	1.62
(0.53)	–	–	–	–	(0.53)	25.06	25.75	24,531	2.02	2.02	2.46
(0.61)	–	–	–	–	(0.61)	20.40	(2.04)	14,428	2.05	2.04	2.74

(0.72)	(1.79)	–	–	–	(2.51)	29.84	15.49	50,052	0.80	0.80	2.61
(0.69)	(0.64)	–	–	–	(1.33)	28.05	6.52	37,110	0.83	0.83	2.36
(0.72)	–	–	–	–	(0.72)	27.61	13.35	30,260	0.86	0.86	2.74
(0.78)	–	–	–	–	(0.78)	25.04	27.13	25,892	0.88	0.88	3.60
(0.84)	–	–	–	–	(0.84)	20.38	(0.96)	19,445	0.88	0.88	3.90

(0.88)	(6.82)	–	–	–	(7.70)	46.42	34.58	573,375	1.09	1.09	1.37
(0.83)	(3.42)	–	–	–	(4.25)	40.23	12.76	372,571	1.10	1.09	1.48
(0.76)	–	–	–	–	(0.76)	39.52	33.22	313,378	1.26	1.26	1.93
(0.90)	–	–	–	–	(0.90)	30.32	37.52	190,505	1.30	1.30	3.40
(0.82)	–	–	–	–	(0.82)	22.79	5.89	143,585	1.28	1.28	3.17

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS – (Continued)

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class B:
Year ended 12/31/2006	$40.05	$0.38	[3]	$13.07	$13.45
Year ended 12/31/2005	39.36	0.30		4.34	4.64
Year ended 12/31/2004	30.20	0.43		9.26	9.69
Year ended 12/31/2003	22.71	0.72		7.49	8.21
Year ended 12/31/2002	22.21	0.65		0.50	1.15
Davis Real Estate Fund Class C:
Year ended 12/31/2006	40.35	0.44	[3]	13.12	13.56
Year ended 12/31/2005	39.63	0.31		4.37	4.68
Year ended 12/31/2004	30.41	0.43		9.33	9.76
Year ended 12/31/2003	22.87	0.72		7.54	8.26
Year ended 12/31/2002	22.37	0.65		0.50	1.15
Davis Real Estate Fund Class Y:
Year ended 12/31/2006	40.53	0.77		13.37	14.14
Year ended 12/31/2005	39.78	0.74		4.42	5.16
Year ended 12/31/2004	30.51	0.82		9.37	10.19
Year ended 12/31/2003	22.93	1.02		7.58	8.60
Year ended 12/31/2002	22.42	0.91		0.51	1.42

Portfolio Turnover[2] (for all classes of shares)	Year ended December 31,
	2006	2005	2004	2003	2002
Davis Opportunity Fund	40.26%	35.77%	22.22%	42.34%	42.74%
Davis Government Bond Fund	64.94	55.46	165.17	121.61	69.89
Davis Financial Fund	4.20	5.17	–	9.29	14.88
Davis Appreciation & Income Fund	25.33	16.64	21.26	33.35	34.26
Davis Real Estate Fund	37.97	24.86	31.37	25.93	52.57

Dividends and Distributions
Dividends from Net Investment Income	Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000 omitted)	Ratio of Expenses To Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
									Gross	Net[4]

$(0.52)	$(6.82)	$–	$–	$–	$(7.34)	$46.16	33.50%	$55,347	1.86%	1.86%	0.60%
(0.53)	(3.42)	–	–	–	(3.95)	40.05	11.91	87,039	1.89	1.88	0.69
(0.53)	–	–	–	–	(0.53)	39.36	32.34	125,550	1.94	1.94	1.25
(0.72)	–	–	–	–	(0.72)	30.20	36.52	110,303	1.99	1.99	2.71
(0.65)	–	–	–	–	(0.65)	22.71	5.13	91,740	2.00	2.00	2.45

(0.53)	(6.82)	–	–	–	(7.35)	46.56	33.54	119,093	1.84	1.84	0.62
(0.54)	(3.42)	–	–	–	(3.96)	40.35	11.93	95,229	1.88	1.87	0.70
(0.54)	–	–	–	–	(0.54)	39.63	32.37	86,835	1.93	1.93	1.26
(0.72)	–	–	–	–	(0.72)	30.41	36.52	57,657	1.97	1.97	2.73
(0.65)	–	–	–	–	(0.65)	22.87	5.11	38,299	1.97	1.97	2.48

(1.04)	(6.82)	–	–	–	(7.86)	46.81	34.98	113,856	0.74	0.74	1.72
(0.99)	(3.42)	–	–	–	(4.41)	40.53	13.20	79,156	0.77	0.77	1.80
(0.92)	–	–	–	–	(0.92)	39.78	33.85	69,241	0.80	0.80	2.39
(1.02)	–	–	–	–	(1.02)	30.51	38.10	53,740	0.84	0.84	3.86
(0.91)	–	–	–	–	(0.91)	22.93	6.33	39,456	0.84	0.84	3.61

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

4    The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[5]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS SERIES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 20, 2007

DAVIS SERIES, INC.

FEDERAL INCOME TAX INFORMATION

For the Year Ended December 31, 2006 (Unaudited)

In early 2007, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2006 with their 2006 form 1099-DIV.

Davis Opportunity Fund

During the calendar year ended 2006, the Fund declared and paid long-term capital gain distributions in the amount of $29,933,548.

Dividends paid by the Fund during the calendar year ended 2006, which are not designated as capital gain distributions, should be multiplied by 46% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year ended 2006 certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $5,808,109 as qualified dividend income.

Davis Government Bond Fund

None of the dividends paid by the Fund during the calendar year ended 2006 are eligible for the corporate dividend-received deduction.

For the calendar year ended 2006, none of the dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes.

Davis Financial Fund

During the calendar year ended 2006, the Fund declared and paid long-term capital gain distributions in the amount of $57,574,677.

Davis Appreciation & Income Fund

During the calendar year ended 2006, the Fund declared and paid long-term capital gain distributions in the amount of $31,672,064.

Dividends paid by the Fund during the calendar year ended 2006, which are not designated as capital gain distributions, should be multiplied by 30% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year 2006, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $3,356,918 as qualified dividend income.

Davis Real Estate Fund

During the calendar year ended 2006, the Fund declared and paid long-term capital gain distributions in the amount of $105,795,213.

Dividends paid by the Fund during the calendar year ended 2006, which are not designated as capital gain distributions, should be multiplied by 3% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year 2006, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $1,641,119 as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.

For the Year Ended December 31, 2006 (Unaudited)

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge upon request by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, effective January 1, 2006, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Trust (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (8/2/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of Centerpoint Properties Trust (REIT) and former Co-chairman and CEO for the last 22 years (until 2006).	13

Director, DCT Industrial; Trustee, Children's Memorial Hospital of Chicago; past Chairman of the Metropolitan Planning Council of Chicago; former member of the NAREIT executive committee; various other NFP and school boards / roles.

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank.

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises (energy project development); retired Chairman and President, Public Service Company of New Mexico.	13	Director, CH2M-Hill, Inc. (engineering); Chairman, Santa Fe Center Enterprises; Member, Investment Committee for Microgeneration Technology Fund; UTECH Funds.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors – (Continued)

D. James Guzy (3/7/36)	Director	Director since 1982 (retired 12/31/06)	Chairman, PLX Technology, Inc. (semi-conductor manufacturer).	13

Director, Intel Corp. (semi-conductor manufacturer); Cirrus Logic Corp. (semi-conductor manufacturer); Alliance Technology Fund (a mutual fund); Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer); LogicVision, Inc. (semi-conductor software company); and Tessera Technologies, Inc. (semi-conductor packaging company).

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Retired; Managing General Partner, Avanti Partners, L.P. from 1990-2005 (investment partnership).	13	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc., (engineering).	13	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002; President of Private Advisory Services of Bank of America (an investment management firm) from 2001 until 2002; prior to that a managing director and global head of marketing and distribution for Lazard Asset Management (an investment management firm) for ten years.	13	none

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors – (Continued)

Theodore B. Smith, Jr. (12/23/32)	Director	Director since 1994 (retired 12/31/06)	Chairman of John Hassall, Inc. (fastener manufacturing); Chairman, Cantrock Realty; Mayor, Incorporated Village of Mill Neck, NY.	13	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner of Tuxedo Park Associates (land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banking); Chairman, Board of Trustees, American Scandinavian Foundation.	13	none

Marsha Williams (3/28/51)	Director	Director since 1999	Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a real estate investment trust); former Chief Administrative Officer, Crate & Barrel (home furnishings retailer); former Vice President and Treasurer, Amoco Corporation (oil & gas company).	16

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Inside Directors* – (Continued)

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS SERIES, INC.

2949 East Elvira Road, Tucson, Arizona 85706

Directors	Officers
Jeremy H. Biggs	Jeremy H. Biggs
Marc P. Blum	Chairman
Andrew A. Davis	Andrew A. Davis
Christopher C. Davis	President – Davis Appreciation & Income
John S. Gates, Jr.	Fund, Davis Real Estate Fund &
Thomas S. Gayner	Vice President – Davis Opportunity Fund, Davis
Jerry D. Geist	Government Bond Fund, Davis Government
G. Bernard Hamilton	Money Market Fund, & Davis Financial Fund
Samuel H. Iapalucci	Christopher C. Davis
Robert P. Morgenthau	President – Davis Opportunity Fund,
Christian R. Sonne	Davis Financial Fund & Vice President - Davis
Marsha Williams	Government Bond Fund, Davis Government
Money Market Fund, Davis Appreciation &
Income Fund, & Davis Real Estate Fund
Creston A. King
President – Davis Government Money Market
Investment Adviser	Fund & Davis Government Bond Fund
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)	Kenneth C. Eich
2949 East Elvira Road, Suite 101	Executive Vice President & Principal
Tucson, Arizona 85706	Executive Officer
(800) 279-0279	Sharra L. Haynes
Vice President & Chief Compliance Officer
Distributor	Douglas A. Haines
Davis Distributors, LLC	Vice President & Principal Accounting Officer
2949 East Elvira Road, Suite 101	Thomas D. Tays
Tucson, Arizona 85706	Vice President & Secretary

Transfer Agent
Boston Financial Data Services, Inc
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Series, Inc. including management fee, charges and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com. Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2006 and December 31, 2005 were $123,600 and $115,200, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2006 and December 31, 2005 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2006 and December 31, 2005 were $34,740 and $33,240, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)

All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2006 and December 31, 2005 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The Funds' Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Funds' Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2005 and July 31, 2004. The funds have not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2007

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: March 8, 2007